                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12


                               A.M. CASTLE & CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                                          [Castle Metals Logo]

MICHAEL SIMPSON
Chairman of the Board

                                                                 March 26, 2001

Dear Castle Stockholder:

   You are cordially invited to attend A. M. Castle & Co.'s 2001 annual meeting of stockholders, which will be held on Thursday, April 26, 2001, beginning at 10:00 a.m., Central time, at our offices at 3400 North Wolf Road, Franklin Park, Illinois 60131.

   At the meeting we will report to you on current business conditions and recent developments at Castle. Members of the Board of Directors and many of our executives will be present to discuss the affairs of Castle with you.

   This year, you are being asked to consider two important proposals.

   The first proposal is to adopt Castle's 2000 Restricted Stock and Stock Option Plan, which authorizes the issuance of up to 1,200,000 shares of Castle's common stock to key executives and managers. The Board of Directors believes that the plan is important in order to help assure Castle's continued ability to recruit and retain competent executives and managers and provide them with added incentive in the discharge of their duties and responsibilities in creating greater shareholder return.

   The second proposal is to change Castle's state of incorporation from the State of Delaware to the State of Maryland. This change would result in significant franchise tax savings.

   The Board of Directors believes that both proposals, the 2000 Restricted Stock and Stock Option Plan and the change in Castle's state of incorporation, are in your and Castle's best interests and has approved both for your consideration. The formal notice of annual meeting and proxy statement that appear on the following pages contain details and a description of both proposals. We urge you to read the descriptions carefully and to vote for the adoption of the proposals.

   I also wish to remind you that Castle offers its stockholders the ability to reinvest their dividends as well as to purchase additional stock without broker commissions through Castle's Dividend Reinvestment Plan. If you are not doing this and have an interest in doing so, contact either Castle's Secretary at our corporate headquarters or our transfer agent, American Stock Transfer and Trust Company, in New York at 800-937-5449.

   Whether or not you plan to attend the annual meeting, it is important that you sign, date and return your proxy as soon as possible. If you do attend the annual meeting and wish to vote in person, your proxy will then be revoked at your request so that you can vote personally. Therefore, I urge you to return your proxy even if you currently plan to be with us for the annual meeting.

   I look forward, with other members of management, to the opportunity of meeting you on April 26th.

                                          Sincerely,

                                          /s/ Michael Simpson

                                          Michael Simpson

                              A. M. CASTLE & CO.
                             3400 North Wolf Road
                            Franklin Park, IL 60131

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                                                 March 26, 2001

   NOTICE IS HEREBY GIVEN, that the 2001 annual meeting of stockholders of A.
M. Castle & Co. ("Castle") will be held at Castle's principal executive offices at 3400 North Wolf Road, Franklin Park, Illinois 60131 on Thursday, April 26, 2001, beginning at 10:00 a.m., Central time, for the purposes of considering and acting upon the following:

  1. The election of twelve directors of Castle;

  2. The adoption of Castle's 2000 Restricted Stock and Stock Option Plan;

  3. A proposal to reincorporate Castle from the State of Delaware to the State of Maryland by merging Castle into a newly formed Maryland corporation;

  4. The ratification of the appointment of Arthur Andersen LLP as Castle's independent auditors for 2001; and

  5. The transaction of any other business that may properly come before the annual meeting.

   Stockholders of record at the close of business on March 2, 2001, only, are entitled to notice of, and to vote at, the annual meeting.

   Stockholders are urged to execute and return the accompanying proxy in the enclosed envelope, whether or not they plan to attend the annual meeting. A stockholder may revoke the proxy at any time before it is voted at the annual meeting. No postage is needed if it is mailed in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                     Jerry M. Aufox
                                                        Secretary

                              A. M. CASTLE & CO.
                             3400 North Wolf Road
                            Franklin Park, IL 60131

                               ----------------

                                PROXY STATEMENT

                 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                APRIL 26, 2001

                               ----------------


   The Board of Directors of A. M. Castle & Co. ("Castle") is soliciting the enclosed proxy for use at Castle's 2001 annual meeting of stockholders. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is voted at the annual meeting by notifying Castle in writing or by attending the annual meeting and notifying Castle at the annual meeting, although mere attendance at the annual meeting will not automatically revoke a proxy. Holders of shares of Castle's common stock, Castle's only class of voting security, are entitled to one vote per share on all matters to come before the annual meeting. As of the close of business on March 2, 2001, the record date for determining the stockholders entitled to notice of and to vote at the annual meeting, there were 14,160,564 outstanding shares of Castle's common stock.

   All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by Castle, including, upon request, expenses incurred by brokerage houses and fiduciaries in forwarding proxies and proxy statements to their principals. The original solicitation of proxies by mail may be supplemented by telephone, telegraph, facsimile, written and personal solicitation by officers, directors and employees of Castle; however, no additional compensation will be paid to those individuals.

   Castle's annual report to stockholders for the year ended December 31, 2000 is enclosed with this proxy statement. Castle is first mailing this proxy statement and the enclosed proxy to stockholders on or about March 26, 2001.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

   Twelve directors, constituting the entire Board of Directors, will be elected at the annual meeting. Proxies received by the Board of Directors will be voted for the election of the nominees named below, unless otherwise specified. If any of the nominees unexpectedly becomes unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for another person designated by the Board of Directors. The persons elected as directors will serve a term of one year until the 2002 annual meeting of stockholders and until their successors are elected and qualify.

Nominee Information

   The following information is given for individuals who have been recommended for election by the Human Resources Committee of the Board of Directors. Set forth below is the name of each nominee, the corporation or other organization which is the principal employment of the nominee, the year in which each nominee first became a director of Castle, the nominee's age and any committee of the Board of Directors on which each nominee serves.

--------------------------------------------------------------------------------

Daniel T. Carroll   Director since 1982                                   Age 74

                    Chairman of The Carroll Group (management consulting firm) since 1982. Mr. Carroll is also a director of American Woodmark Corp., Aon Corporation, Comshare, Inc., Diversa Corporation, Oshkosh Truck Corporation, Wolverine World Wide, Inc. and Woodhead Industries, Inc.

                    Member of Human Resources Committee

--------------------------------------------------------------------------------

Edward F. Culliton  Director since 1983                                   Age 59

                    Vice President and Chief Financial Officer of Castle. Mr. Culliton was elected Vice President in 1977 and Chief Financial Officer in 1995.

--------------------------------------------------------------------------------

Robert W. Grubbs    Director since 2000                                   Age 44

                    President and Chief Executive Officer of Anixter International (distributor of communication products and wire and cable) since 1996 and President and Chief Executive Officer of Anixter, Inc. since 1994. Mr. Grubbs joined Anixter in 1978. He is also a director of Anixter International.

                    Member of Human Resources Committee

--------------------------------------------------------------------------------

William K. Hall     Director since 1984                                   Age 57

                    President and Chief Executive Officer of Procyon Technologies, Inc. (aerospace/ defense component manufacturer) since July 2000. Executive Consultant from 1999 to 2000 and, from 1996 until his retirement in 1999, Chairman and Chief Executive Officer of Falcon Building Products, Inc. (diversified manufacturer of building products). Dr. Hall is also a director of Gencorp, Procyon Technologies and Kansas City Power & Light.

                    Chairman of Audit Committee

--------------------------------------------------------------------------------

Robert S. Hamada    Director since 1984                                   Age 63

                    Dean and Edward Eagle Brown Distinguished Service Professor of Finance at the Graduate School of Business, University of Chicago since 1993. Dr. Hamada is also a director of the National Bureau of Economic Research, the Northern Trust Corporation and Fleming Companies, Inc.

                    Member of Human Resources Committee

--------------------------------------------------------------------------------

Patrick J. Herbert, III
                    Director since 1996                                   Age 51

                    President of Simpson Estates, Inc. (private asset management firm) since 1996.

                    Member of Human Resources Committee

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

John P. Keller       Director since 1980                                 Age 61

                     President of Keller Group, Inc. (industrial manufacturing and coal mining company) since 1980. Mr. Keller is also a director of Castle Energy Corporation, Old Kent Financial Corporation and MacLean-Fogg Co.

                     Member of Audit Committee

-------------------------------------------------------------------------------

John W. McCarter, Jr.Director since 1983                                 Age 63

                     President of Field Museum (Chicago) since 1997; from 1994 to 1997, Senior Vice President of Booz, Allen & Hamilton, Inc. (management consulting firm). Mr. McCarter is also a director of W.W. Grainger, Inc. and a director and trustee of The Harris Insight Funds.

                     Member of Audit Committee

-------------------------------------------------------------------------------

John McCartney       Director since 1998                                 Age 48

                     Vice Chairman of Datatec, Ltd. (technology holding company) since 1998. From 1997 to 1998, Mr. McCartney was President, Client Access Business Unit of 3Com Corporation (computer networking company). From January 1997 until the June 1997 merger of 3Com and U.S. Robotics Corporation (computer modem company), Mr. McCartney was President and Chief Operating Officer of U.S. Robotics. From January 1996 until January 1997, he was Executive Vice President and Chief Operating Officer and, prior to January 1996, he was Executive Vice President of International Operations of U.S. Robotics. Mr. McCartney is also a director of Quotesmith.com, Inc., Datatec, Inc. and Next Level Communication, Inc.

                     Member of Audit Committee

-------------------------------------------------------------------------------

G. Thomas McKane     Director since 2000                                 Age 57

                     President and Chief Executive Officer of Castle since May 2000. From 1997 to May 2000, Senior Vice President of Emerson Electric Co. (electronic and electrical product manufacturer now known as Emerson, Inc.) and Chairman and CEO of EGS Electrical Group (a joint venture of Emerson and SPX Corp. that manufactures industrial electrical products). From 1994 to 1997, Mr. McKane was Group Vice President of Emerson and President of S-B Power Tool Co. (a joint venture of Emerson and Robert Bosch, GmbH).

-------------------------------------------------------------------------------

John W. Puth         Director since 1995                                 Age 72

                     Managing Member of J.W. Puth Associates LLC (consulting firm) since 1989. General Partner of BVCF III and IV (institutional venture capital funds) since 1998. Mr. Puth is also a director of Brockway Standard, Inc., L.B. Foster, Inc. and U.S. Freightways, Inc.

                     Chairman of Human Resources Committee

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Michael Simpson      Director since 1972                                 Age 62

                     Chairman of the Board of Castle. Mr. Simpson was elected Vice President of Castle in 1977 and Chairman of the Board in 1979.

-------------------------------------------------------------------------------

Vote Required

   Directors will be elected at the annual meeting by a plurality of the votes cast at the annual meeting. For purposes of the election of directors, votes withheld and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

                     MEETINGS AND COMMITTEES OF THE BOARD

   The Board of Directors has two standing committees: an Audit Committee and a Human Resources Committee.

   The Audit Committee is comprised of four directors, none of whom may be employed on a full-time basis by Castle. All of the members of the Audit Committee are considered independent under the audit committee requirements of the American Stock Exchange's listing standards. The Audit Committee is charged with recommending appointment of Castle's independent auditors, consulting with the independent auditors and reviewing the results of internal audits and the audit report of the independent auditors engaged by Castle. The Audit Committee also has oversight responsibilities for investment strategies of Castle's pension plan investments. Further, the Audit Committee is empowered to make independent investigations and inquiries into all financial reporting or other financial matters of Castle as it deems necessary. The Audit Committee meets at least twice a year. The Board of Directors has adopted a written charter for the Audit Committee, which further describes the duties and responsibilities of the Audit Committee and is attached as Appendix A to this proxy statement. The Audit Committee's report to stockholders is provided below under "Audit Committee's Report to Stockholders."

   The Human Resources Committee, comprised of four directors, reviews and recommends compensation with respect to Castle's officers and administers and directs operation of the 1996 Restricted Stock and Stock Option Plan, the proposed 2000 Restricted Stock and Stock Option Plan and other compensation benefits granted to various officers. The Human Resources Committee is also charged with making recommendations to the Board of Directors concerning institution, continuation or discontinuation of benefit compensation plans and programs for officers and succession planning for officers and key managers. The Human Resources Committee also reviews applications and interviews and recommends nominees to the Board of Directors to be presented to stockholders at the annual meeting. The Human Resources Committee has established standards and criteria for the selection and nomination of candidates to the Board of Directors and for membership on the various committees of the Board of Directors. Any stockholder who wishes to recommend individuals for nomination to the Board of Directors is invited to do so by supplying in writing to the Human Resources Committee the name of the individual and his or her credentials and background material for review by the Human Resources Committee. The Human Resources Committee's report to stockholders on executive compensation is provided below under "Human Resources Committee's Report to Stockholders."

   During 2000, the Board of Directors held eight total meetings, including four special meetings and four regularly scheduled meetings. Also, there were two meetings of the Audit Committee and 13 meetings of the Human Resources Committee during 2000. All the directors attended at least 75 percent or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committee on which he served during 2000.

                   AUDIT COMMITTEE'S REPORT TO STOCKHOLDERS

   The Audit Committee of the Board of Directors is comprised of not less than four members of the Board of Directors, all of whom are considered independent as defined in the American Stock Exchange's audit committee requirements. The duties and responsibilities of the Audit Committee are outlined in the Audit Committee's charter, which is attached as Appendix A to this proxy statement and includes the review and approval of the engagement by Castle of independent auditors. The Audit Committee also ascertains the independence and competence of the recommended independent auditors. Prior to making its recommendations to the stockholders, the Audit Committee reviewed with the independent auditors all relationships between the independent auditors, its related entities and Castle and its subsidiaries. In performing this function, the Audit Committee evaluated the written disclosures received from the independent auditors, such as the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the independent auditors all factors which the Audit Committee believes would impact the independence of the independent auditors, including whether the provision of non-audit services referred to below under "Proposal Four--Ratification of Appointment of Independent Auditors" is compatible with maintaining their independence.

   The Audit Committee met after the close of the fiscal year with the independent auditors and management and reviewed and discussed the results of the annual audit, proposed improvements in accounting practices of Castle and the results and proposed plan of Castle's internal audit process. The Audit Committee further discussed with the independent auditors all matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU380). Included in those discussions was a review of the adequacy and proposed changes in Castle's system of internal accounting controls.

   As a result of the discussions with the independent auditors and management and the Audit Committee's review and discussion of the fiscal year-end financial statements and in reliance on the information furnished by management, Castle's internal auditors and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2000 be included in Castle's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

   The Audit Committee reviews and approves, in its mid-year meeting, the proposed scope, coverage and costs of the independent auditors' annual audit of Castle and quarterly review fees, as well as any non-audit fees required to be paid to the independent auditors. The Audit Committee further has the power to direct and supervise investigations into matters which may be requested or, in the Audit Committee's opinion, are appropriate relating to the financial reporting and controls of Castle as well as any other matter which may fall within the scope of the Audit Committee's responsibilities or as may from time to time be assigned to the Audit Committee by the Board of Directors.

The Audit Committee:

   William K. Hall, Chairman
   John P. Keller
   John W. McCarter, Jr.
   John McCartney

      STOCK OWNERSHIP OF NOMINEES, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Stock Ownership of Nominees and Management

   The following table sets forth the number of shares and percentage of Castle's common stock that was owned beneficially, directly or indirectly, as of March 2, 2001 by each nominee for director and by Mr. Mork and each of Castle's four other most highly compensated executive officers in 2000 and by all nominees and executive officers as a group, with each person having sole voting and dispositive power except as indicated:

                                                       Shares of Common
                                                            Stock
                                                         Beneficially   Percent
Name of Nominee or Executive Officer                       Owned(1)     of Class
------------------------------------                   ---------------- --------
Daniel T. Carroll.....................................        8,662       0.06%
Edward F. Culliton....................................      110,495(2)    0.78%
Robert W. Grubbs......................................            0       0.00%
William K. Hall.......................................        6,553       0.04%
Robert S. Hamada......................................        7,080       0.04%
Patrick J. Herbert, III...............................    3,211,456(3)   22.68%
John P. Keller........................................        6,765       0.04%
John W. McCarter, Jr..................................        7,803       0.05%
John McCartney........................................       14,500       0.10%
G. Thomas McKane......................................      100,000       0.71%
John W. Puth..........................................        7,125       0.05%
Michael Simpson.......................................      634,986(4)    4.48%
Richard G. Mork.......................................      191,337       1.35%
M. Bruce Herron.......................................       65,148       0.46%
Stephen V. Hooks......................................       67,421       0.48%
All directors and executive officers as a group.......    4,554,838      32.16%

--------
(1) Includes shares subject to options that are exercisable on March 2, 2001 or that become exercisable within 60 days after that date for the nominees and executive officers as follows: Mr. Carroll, 5,500 shares; Mr. Culliton, 46,103 shares; Mr. Grubbs, 0 shares; Mr. Hall, 5,500 shares; Mr. Hamada, 5,500 shares; Mr. Herbert, 5,500 shares; Mr. Keller, 5,500 shares; Mr. McCarter, 5,500 shares; Mr. McCartney, 5,500 shares; Mr. McKane, 0 shares; Mr. Puth, 5,500 shares; Mr. Simpson, 10,000 shares; Mr. Mork, 110,929 shares; Mr. Herron, 31,550 shares; Mr. Hooks, 31,217 shares; and all directors and executive officers as a group, 350,768 shares.
(2) Includes 1,171 shares owned by Mr. Culliton's wife. Mr. Culliton disclaims any beneficial interest in those shares.
(3) Includes 65,455 shares with respect to which Mr. Herbert has sole voting power and 3,146,001 shares with respect to which Mr. Herbert shares voting power. Mr. Herbert has sole dispositive power with respect to 1,755,196 shares and shares dispositive power with respect to 926,998 shares. Mr. Herbert disclaims any beneficial interest with respect to 3,146,001 shares.
(4) Includes 453,631 shares which Mr. Simpson also owns beneficially in five trusts, and 67,463 shares held by another trust in which he is one of five beneficiaries.

Principal Stockholders

   The only persons who held of record or, to the knowledge of Castle's management, owned beneficially, more than 5% of the outstanding shares of Castle's common stock as of March 2, 2001 are set forth below, with each person having sole voting and dispositive power except as indicated:

                                                      Shares of Common
                                                           Stock
                                                        Beneficially   Percent
Name and Address of Beneficial Owner                       Owned       of Class
------------------------------------                  ---------------- --------
Patrick J. Herbert, III..............................    3,211,456(1)   22.68%
 Suite 1232
 30 North LaSalle Street
 Chicago, Illinois 60602-2504

Bank One Corporation.................................    2,297,913      16.22%
 One First National Plaza
 Chicago, Illinois 60670-0287

W.B. & Co., an Illinois partnership..................    2,275,139(2)   16.20%
 Suite 1232
 30 North LaSalle Street
 Chicago, Illinois 60602-2504

Merrill Lynch & Co., Inc.............................      797,300(3)    5.68%
 on behalf of Merrill Lynch Investment Managers
 World Financial Center, North Tower
 250 Vesey Street
 New York, New York 10381

Dimensional Fund Advisors Inc........................      734,468(4)    5.21%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, California 90401

Pioneer Investment Management Inc....................      711,125       5.06%
 60 State Street
 Boston, Massachusetts 02109

U.S. Trust Company of New York.......................      704,103(5)    5.01%
 114 West 47th Street
 New York, New York 10036-1532

--------
(1) See footnote (2) under "Stock Ownership of Nominees and Management." These shares include the shares shown in the table as beneficially owned by W.B. & Co.
(2) The general partners of W.B. & Co. are Patrick J. Herbert, III and Simpson Estates, Inc., which share voting power with respect to these shares and share dispositive power with respect to 65,624 of these shares. Mr. Herbert has sole dispositive power with respect to 1,689,741 of these shares.
(3) Merrill Lynch & Co., Inc. shares voting and dispositive power with respect to these shares, which are owned by its asset management subsidiaries, Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. and QA Advisor L.L.C.
(4) These shares are owned by advisory clients of Dimensional Fund Advisors
    Inc.
(5) These shares are beneficially owned on behalf of others in a trust/fiduciary capacity and/or a portfolio management/agency relationship and U.S. Trust Company of New York shares voting and dispositive power with respect to these shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Castle's executive officers and directors and beneficial owners of more than 10% of Castle's common stock to file initial reports of ownership and reports of changes in ownership of Castle's common stock with the Securities and Exchange Commission and to furnish Castle with a copy of those reports. Based solely on a review of the copies of these forms furnished to Castle and written representations from some of Castle's executive officers and directors and stockholders that no forms were required to be filed, Castle believes that all
Section 16(a) filing requirements applicable to its executive officers and directors and stockholders were met with respect to 2000.

                            DIRECTORS' COMPENSATION

   Directors who are not officers of Castle or of a subsidiary of Castle receive an annual retainer of $20,000 and $1,500 for each meeting of the Board of Directors and $1,000 for each committee meeting that they attend. Directors who chair a committee of the Board of Directors receive an additional retainer of $2,000 annually.

   Under the Director's Deferred Compensation Plan, directors who are not officers of Castle have the option to defer payments of the retainer and meeting fees in either a stock equivalent unit account or an interest account. Fees held in the interest account are credited with interest at the rate of six percent per year compounded annually. Fees deferred in the stock equivalent accounts are divided by Castle's common stock price on the 15th day after the meeting for which payment is made to yield a number of stock equivalent units. The stock equivalent account will be credited on a dividend payment date with stock equivalent units equal to the product of the declared dividend per share multiplied by the number of stock equivalent units in the director's account on the record date of the dividend. Disbursement of the interest account and the stock equivalent unit account can be made only upon a director's resignation, retirement or death. If payment from the stock equivalent unit account is made in shares of Castle's common stock, it will be made as of the date of the request or termination event, whichever occurs last.

   Under the 1995 Directors Stock Option Plan, non-employee directors are granted an option to purchase 5,000 shares of Castle's common stock on the first business day in June of each year at a price equal to the closing price of Castle's common stock as reported by the American Stock Exchange and/or Chicago Stock Exchange for that date or, if no trade occurred on that date, the next preceding date for which there was a reported sale. The option expires ten years after the date on which it is granted. The option also expires upon the outside director's termination of service from the Board of Directors, unless it is due to death, disability or retirement, in which case the option may be exercised for a period of one year. Pursuant to the plan, each of the eight outside directors was granted on June 1, 2000 an option to acquire 5,000 shares at a price of $12.31 per share.

              HUMAN RESOURCES COMMITTEE'S REPORT TO STOCKHOLDERS

   The executive compensation program is administered by the Human Resources Committee of the Board of Directors, which is comprised of the individuals listed below who are members of the Board of Directors with responsibilities for all compensation matters for Castle's senior management. The Human Resources Committee has overall responsibility to review and recommend broad-based compensation plans to the Board of Directors and annual compensation, including salary, cash bonus programs, long-term incentive plans and executive benefits for Castle's officers.

   The Human Resources Committee and Castle's management are committed to the principle that remuneration should be commensurate with performance and the attainment of pre-determined financial and strategic objectives, while at the same time externally competitive in order to attract and keep highly qualified personnel. In carrying out this objective, the compensation for executives is broken down into three basic categories: base compensation, short-term incentive compensation and long-term incentive compensation.

Base Compensation

   The base salary is set in the middle of the range of base salaries paid by companies of comparable size. In establishing base salaries, the Human Resources Committee utilizes outside consultants and industrial surveys to assure that the base salaries are proper and externally competitive. For 2000, the base salary of Mr. Mork, who was Castle's President and Chief Executive Officer until May 2000, was set at $400,000 per annum based on Mr. Mork's salary history, Castle's performance during 1999 and surveys of base salaries paid by companies of comparable size to their chief executive officers. The base salary for 2000 of Mr. McKane, who became Castle's President and Chief Executive Officer in May 2000, was set at $400,000 per annum based on Mr. McKane's salary history and professional experience and surveys of base salaries paid by companies of comparable size to their chief executive officers.

Short-Term Incentive Compensation

   Castle's Management Incentive Plan provides short-term incentive compensation opportunities. The Management Incentive Plan pays annual cash incentives upon achievement of short-term financial objectives which are set by the Board of Directors. Each year, the Board of Directors reviews and approves the business plan developed by management. Incentive compensation, which is an integral part of Castle's compensation plan, is targeted to award payout of 50% of an individual incentive opportunity upon meeting the profit goals in the approved business plan. Beginning in 2001, incentive payouts are prorated from a maximum which is above and a minimum which is below the business plan profit goals based upon performance. An executive officer's incentive opportunity is set for each individual and, based on specific job title, can range from 50% to 100% of base compensation. Total incentive opportunity is based in part on the performance of the business segment for which the executive officer is responsible and in part on Castle as a whole. There are two components of Mr. McKane's and other corporate officers' incentives, return on total capital and earnings relative to the approved business plan. Under the plan, if the minimum established objectives are not met, no incentive compensation is paid. For 2000, the minimum business plan profit goals were not met and and no incentive compensation was paid under the plan. However, under Mr. McKane's employment contract, Mr. McKane was guaranteed a minimum incentive payout for 2000 of $200,000.

Long-Term Incentive Compensation

   Castle's long-term incentive compensation for executive officers consists of: stock options granted under the 1996 Restricted Stock and Stock Option Plan and restricted stock and stock options to be granted under the proposed 2000 Restricted Stock and Stock Option Plan.

 Stock Options

   Stock options are granted at an exercise price equal to the closing price of Castle's common stock on the date of the grant. Each stock option becomes exercisable over a three-year period, with 1/3 becoming exercisable after each year. Each stock option expires ten years after the date of grant. The Human Resources Committee has generally granted stock options to senior management, officers and other key employees every other year (even-numbered years). In addition, the Human Resources Committee has generally granted stock options to only officers in the other years (odd-numbered years). The option grants cover shares of Castle's common stock authorized under the 1996 Restricted Stock and Stock Option Plan or proposed under the 2000 Restricted Stock and Stock Option Plan. The Human Resources Committee granted stock options in 2000 as reflected in the tables that follow this report. In 2000, Mr. Mork was not granted any options and Mr. McKane was granted options to purchase 100,000 shares of Castle's common stock at an exercise price of $12.06 per share. The number of options granted by the Human Resources Committee to Mr. Mork, Mr. McKane and other officers in 2000 reflects competitive industry practice as reported and analyzed by independent industrial surveys, based on position, responsibilities and performance of the recipient.

   The tables which follow and the accompanying narrative and footnotes reflect the decisions covered by the above discussion.

The Human Resources Committee:

   John W. Puth, Chairman
   Daniel T. Carroll
   Robert S. Hamada
   Patrick J. Herbert, III

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

   The following table shows, for 1998, 1999 and 2000, the cash compensation paid by Castle and its subsidiaries, as well as other compensation paid or accrued for those years, to Mr. McKane and Mr. Mork and each of Castle's four other most highly compensated executive officers in 2000.

                                                                    Long Term
                                                                   Compensation
                                                               ----------------------
                     Annual Compensation                              Awards
-------------------------------------------------------------- ----------------------
                                                               Restricted              All Other
Name and Principal                              Other Annual      Stock      Options/ Compensation
Position               Year Salary($) Bonus($) Compensation($) Award(s)($)   SARS (#)     ($)
------------------     ---- --------- -------- --------------- -----------   -------- ------------
G. Thomas McKane       2000  246,589  200,000       5,157       1,206,000(2) 200,000         --
President & CEO(1)

Richard G. Mork        2000  400,000       --      20,614              --         --      8,745(4)
Former President &
 CEO(3)                1999  378,399       --      18,764              --     77,000      8,344
                       1998  347,117       --      17,359              --     47,767     24,666

M. Bruce Herron        2000  235,115       --      11,297              --     33,000      3,108(4)
Vice President--Sales  1999  171,399       --      11,680              --     21,000      3,027
(West)                 1998  151,381   16,985      11,787              --      9,900      8,572

Edward F. Culliton     2000  210,004       --       9,205              --     33,000      4,124(4)
Vice President & CFO   1999  202,482       --       8,076              --     28,000      4,002
                       1998  188,666       --       8,986              --     20,459     11,351

Michael Simpson        2000  204,155       --      20,895              --     10,000      8,949(4)
Chairman of the Board  1999  203,961       --      28,488              --      3,000      8,537
                       1998  221,312       --      20,281              --      3,000     14,250

Stephen V. Hooks       2000  181,540       --       5,930              --     25,000      2,267(4)
Vice President--
 Merchandising         1999  168,209       --       5,858              --     20,000      2,153
                       1998  154,622   16,565       3,789              --      9,900      9,487

--------
(1) Mr. McKane has served as President and CEO since May 2000.
(2) Mr. McKane's restricted stock vests 50% after one year and 25% after each of the next two years, so that it will fully vest on June 1, 2003. Mr. McKane receives dividends paid on the restricted stock during the vesting period. The market price of Castle's common stock on the award date was $12.06. The value of Mr. McKane's restricted stock on December 31, 2001 was $1 million.
(3) Mr. Mork served as President and CEO until his retirement from those positions in May 2000.
(4) Consists of Castle's contribution to A. M. Castle & Co. Employees Profit Sharing Plan and Supplemental Plan.

Option Grants in 2000

   The following table sets forth information with respect to Mr. McKane, Mr. Mork and Castle's four other most highly compensated executive officers concerning grants of stock options under Castle's 1996 Restricted Stock and Stock Option Plan and Castle's proposed 2000 Restricted Stock and Stock Option Plan during 2000.

                                    Individual Grants
                      ---------------------------------------------
                                    Percent of
                       Number of      Total
                       Securities  Options/SARs Exercise              Grant
                       Underlying   Granted to  or Base               Date
                      Options/SARs Employees in  Price   Expiration  Present
Name                  Granted (#)      2000      ($/Sh)     Date    Value ($)
----                  ------------ ------------ -------- ---------- ---------
G. Thomas McKane.....   200,000        34.6%     12.06    5/30/10    216,000(1)
Richard G. Mork......        --          --         --         --         --
M. Bruce Herron......    33,000         5.7%     10.00    7/27/10     43,230(1)
Edward F. Culliton...    33,000         5.7%     10.00    7/27/10     43,230(1)
Michael Simpson......    10,000         1.7%     10.00    7/27/10     13,100(1)
Stephen V. Hooks.....    25,000         4.3%     10.00    7/27/10     32,750(1)

--------
(1) The grant date present value was determined by using the Black-Scholes pricing model based on the following assumptions: expected volatility of 0.3, risk-free rate of return of 5.25%, dividend yield of 7.4% and time of exercise of ten years.

Aggregated Option Exercises in 2000 and Year-End Option Values

   The following table sets forth information with respect to Mr. McKane, Mr. Mork and Castle's four other most highly compensated executive officers concerning the exercise of options during 2000 and unexercised options held as of December 31, 2000. The closing price of Castle's common stock on the last trading day of 2000 was $10.00 per share.

                                                          Number of
                                                          Securities
                                                          Underlying      Value of
                                                         Unexercised   Unexercised In-
                                                         Options/SARs     the-Money
                                                           at Year-     Options/SARs
                                                           End (#)     at Year-End ($)
                                                        -------------- ---------------
                         Shares Acquired Value Realized  Exercisable/   Exercisable/
Name                     on Exercise (#)      ($)       Unexercisable   Unexercisable
----                     --------------- -------------- -------------- ---------------
G. Thomas McKane........        --             --            0/200,000       0/0
Richard G. Mork.........        --             --       110,929/51,333       0/0
M. Bruce Herron.........        --             --        31,550/47,000       0/0
Edward F. Culliton......        --             --        46,103/51,666       0/0
Michael Simpson.........        --             --        10,000/12,000       0/0
Stephen V. Hooks........        --             --        31,217/38,333       0/0

Pension Plan Table

   The following table shows the estimated pension benefits payable to a covered participant at normal retirement age under Castle's qualified defined benefit pension plan, as well as nonqualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of Internal Revenue Code limitations on qualified plan benefits, based on remuneration that is covered under the plan and years of service with Castle and its subsidiaries:

                                             Years of Service
                          ------------------------------------------------------
Remuneration ($)            10     15      20      25      30      35      40
----------------          ------ ------- ------- ------- ------- ------- -------
145,000.................. 24,167  36,250  48,333  60,417  72,500  84,583  96,667
185,000.................. 30,833  46,250  61,667  77,083  92,500 107,917 123,333
200,000.................. 33,333  50,000  66,667  83,333 100,000 116,667 133,333
250,000.................. 41,667  62,500  83,333 104,167 125,000 145,833 166,667
275,000.................. 45,833  68,750  91,667 114,583 137,560 160,417 183,333
300,000.................. 50,000  75,000 100,000 125,000 150,000 175,000 200,000
325,000.................. 54,167  81,250 108,334 135,417 162,500 189,583 216,667
400,000.................. 66,667 100,000 133,333 166,667 200,000 233,333 266,667
450,000.................. 75,000 112,500 150,000 187,500 225,000 262,500 300,000
500,000.................. 83,333 125,000 166,667 208,333 250,000 291,667 333,333


   The pension benefits shown in the table above are determined by the remuneration, which is the average of the highest cash compensation paid (approximately base salary plus bonus as shown in the Summary Compensation Table) for any five consecutive years of service prior to retirement. Pensions are paid as a straight-life annuity and are subject to reduction for a joint and survivor benefit, if elected by the participant. The amounts shown in the table above are prior to reduction for social security benefits. Benefits are reduced based on one-half of the social security benefits for the individual attributable to the working period with Castle. The current fully accredited years of service for Messrs. McKane, Mork, Simpson, Culliton, Herron and Hooks under the plan are 0, 44, 32, 36, 30 and 28 years, respectively.

Change in Control Agreements

   Castle has entered into change in control agreements with its key executive officers. Mr. McKane's agreement requires an acquisition of 50% of the equity or voting power of Castle and his termination without cause within the first twelve months following the date of the change in control before any payments are required. The termination without cause would also be deemed to have occurred if Mr. McKane's duties, compensation or responsibilities were materially changed or reduced within the first twelve months. This is commonly referred to as a "double trigger." In such an event, Mr. McKane would be entitled to payment of a lump sum equal to the higher of $800,000 or the remainder of his base compensation for the year. In addition, all options previously granted to him would vest immediately.

   Change in control agreements between Castle and Messrs. Michael Simpson, Richard G. Mork and Edward F. Culliton require two events to occur before any payments are required. Upon the occurrence of the two events (the "double trigger"), each agreement provides for a lump sum, based on total compensation paid to the executive officer over the twelve-month period prior to the occurrence of the change in control event, to be paid upon the executive officer's termination of employment. The amount paid under each agreement cannot exceed 2.99 times the executive officer's total average annual compensation over the prior five years. The agreements provide that, if the lump sum exceeds 2.99 times the prior year's compensation due to an acceleration of vesting and exercise of previously granted stock options, the amount paid will be increased to cover the amount of any excise tax which may be levied on the amount paid.

   The change in control event set forth in the agreements is either (1) a change in ownership, direct or indirect, in excess of 25% of Castle's outstanding shares by a group or person who did not own that amount of shares on

January 25, 1996; (2) the occurrence of any transaction relating to Castle required to be described pursuant to the requirements of Item 1 of Form 8-K under the Securities Exchange Act of 1934; or (3) any change in the composition of the Board of Directors over a two-year period that results in the directors at the beginning of that period not constituting a majority of the Board of Directors at the end of that period, excluding any new directors who are elected by or by recommendation of the then present majority of the Board of Directors.

   The executive officer's right to payment arises if, within 24 months after the change in control event, (1) the duties or responsibilities of the executive officer are substantially changed or reduced, the executive officer is transferred or relocated or the compensation rate of the executive officer is reduced and the executive officer terminates his/her employment; or (2) the executive officer is discharged for any reason other than cause, death or disability.

   On January 27, 2000, the Board of Directors approved executive severance agreements between Castle and Messrs. Edward Culliton, M. Bruce Herron and Stephen V. Hooks. The agreements provide for a lump sum payment based upon the total compensation paid to the executive officers over the twelve-month period prior to the termination event. This payment is required only upon termination by Castle without cause. In addition to the lump sum payment, health coverage and some other fringe benefits are continued for one year. In the event of death or disability or termination by the executive officer or by Castle for cause, no payments are required under the agreement. The events comprising cause are defined in the agreement and consist of such matters as: (1) a material breach by the executive officer of the duties and responsibilities of the executive officers; and (2) the executive officer's conviction of, or plea of nolo contendere to, a felony involving willful misconduct.

                    FIVE-YEAR STOCKHOLDER RETURN COMPARISON

   The SEC requires Castle to include in this proxy statement a line graph comparing the yearly percentage change in the cumulative total stockholder return on Castle's common stock to those of the S&P 500 Stock Index and either a published industry index or a peer group of companies selected by Castle. Since there is no widely recognized industry index consisting of metal service centers or specialty metal distributors, and since there are three competitors of Castle which are publicly held and have been actively traded on a national exchange for a period of more than one year, the Board of Directors has selected a peer group which includes those three competitors and also includes durable goods manufacturers and distributors with comparable market capitalizations (both more and less than Castle's). A list of these companies follows the graph below:

        [PERFORMANCE GRAPH OF FIVE-YEAR STOCKHOLDER RETURN COMPARISON]

                                                    December 31,
--------------------------------------------------------------------------------
                                     1995 1996 (1) 1997 (2)  1998   1999   2000
--------------------------------------------------------------------------------
Castle common stock................  100    88.00   107.84   73.32  60.66  55.63
--------------------------------------------------------------------------------
S & P 500 Stock Index..............  100   122.96   163.98  210.84 255.22 231.98
--------------------------------------------------------------------------------
Peer Group.........................  100   108.03   118.55  110.30 110.13  98.92


Peer Group Companies:

        Lindberg Corporation                         Sames Corp.(3)
         Metals USA, Inc.(1)                      SPS Technologies Inc.
    Reliance Steel & Aluminum Co                Steel Technologies, Inc.
        Ryerson Tull, Inc.(2)                   Weirton Steel Corporation
                                               Wynn's International, Inc.
--------
(1) Metals USA, Inc.'s common stock was first publicly traded during the third quarter of 1997.
(2) Ryerson Tull, Inc.'s common stock was first publicly traded during the second quarter of 1996.
(3) Sames Corp. was formerly Binks Manufacturing.

                PROPOSAL TWO: ADOPTION OF 2000 RESTRICTED STOCK
                             AND STOCK OPTION PLAN

   Castle's 2000 Restricted Stock and Stock Option Plan was adopted by the Board of Directors on July 27, 2000 and the Board of Directors made initial awards under the plan at that time, all subject to stockholder approval. If Castle's stockholders do not approve the plan, no further awards will be made under the plan and the initial awards will become void.

   The following summary of the plan is qualified in its entirety by reference to the complete text of the plan, which is attached to this proxy statement as Appendix B.

   The plan is intended to attract, retain and motivate key executive, managerial, supervisory and professional employees of Castle and its subsidiaries, to further identify their interests with those of Castle's stockholders and to provide them incentive compensation opportunities which are competitive with other similar companies.

   The plan provides for the granting of awards to such key executive, managerial, supervisory and professional employees of Castle and its subsidiaries as the Human Resources Committee may select from time to time. Awards under the plan may be made in the form of (1) incentive stock options,
(2) non-qualified stock options or (3) restricted stock. Approximately 75 employees are currently eligible to participate in the plan.

   An aggregate of 1,200,000 shares of Castle's common stock are reserved for issuance under the plan, subject to adjustment as described below. Shares available for issuance under the plan are authorized and unissued shares or issued and outstanding shares (including, at the discretion of the Board of Directors, shares purchased in the open market). On March 16, 2001, the closing price for Castle's common stock on the American Stock Exchange was $8.76. Shares subject to an award that expires, terminates, is forfeited or canceled or is settled in cash will be available for other awards under the plan. In the event of any change in the outstanding shares by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination or exchange of shares or other similar change, the Human Resources Committee will equitably adjust the aggregate number of shares available under the plan and the terms (including the exercise price of an option) and number of shares of any outstanding awards.

Administration

   The Human Resources Committee will administer the plan. The Human Resources Committee will select the employees to whom awards will be granted from among those eligible and, subject to the terms and conditions of the plan, determine the type, size and terms and conditions applicable to each award. The Human Resources Committee is also authorized, among other things, to construe, interpret and implement the provisions of the plan.

Awards Under the Plan

 Stock Options

   The Human Resources Committee will establish the option exercise price of a stock option awarded under the plan at the time of the grant. The exercise price may not be less than the fair market value of a share of Castle's common stock on the date of grant (110% of fair market value in the case of an incentive stock option granted to a 10% or greater stockholder). Options will be exercisable not earlier than one year from the date of grant and will expire not later than ten years from the date of grant (five years in the case of an incentive stock option granted to a 10% or greater stockholder). Options will otherwise become exercisable at the times and in the installments determined by the Human Resources Committee.

   Payment of the exercise price must be made in full at the time of exercise, in cash and/or in shares of Castle's common stock having a fair market value on the date of exercise equal to the option exercise price. In addition, the Human Resources Committee may provide that Castle shall offer any participant a loan for all or a portion of the exercise price on terms established by the Human Resources Committee or may permit a participant to exercise through loans from a brokerage firm, subject to certain conditions.

 Restricted Stock

   The Human Resources Committee may grant to participants shares of Castle's common stock in such amounts and subject to such terms and conditions (including forfeiture of shares if the participant does not complete a required period of employment) not inconsistent with the plan as the Human Resources Committee may determine in its sole discretion. Except for a prohibition on transferring shares of restricted stock for a period determined by the Committee (but not less than one year) and the risk of forfeiture upon termination of employment before the restricted period ends, a participant who receives a restricted stock award will have all of the rights of a stockholder, including the right to vote and, except as otherwise provided by the Human Resources Committee, receive any dividends.

Other Features of the Plan

   The Human Resources Committee may provide that, in the event of a change in control, any or all options then outstanding will become fully exercisable as of the date of the change in control and that all restricted stock awards will become fully vested as of the date of the change in control.

   No award under the plan or rights or interests therein may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or the laws of descent and distribution.

   The plan will remain in effect until terminated by the Board of Directors, and thereafter until all awards granted under the plan are either satisfied by the issuance of shares of stock or the payment of cash, or terminated pursuant to the terms of the plan or under the award agreement. The Board of Directors may at any time terminate, suspend or amend the plan, except that stockholder approval must be obtained to increase the total number of shares subject to the plan, and no such action may, without the consent of a participant, adversely affect the participant's rights under any outstanding award.

New Plan Benefits

   Pursuant to the requirements of the SEC, the following table provides information with respect to the initial awards granted under the plan that are subject to stockholder approval of the plan. Further awards that may be made under the plan will be at the sole discretion of the Human Resources Committee, so it is not possible to determine the terms of those awards.

                                                              Number
                                                                of    Exercise
Name and Position                                             Shares  Price ($)
-----------------                                             ------- --------
G. Thomas McKane............................................. 200,000  12.06
President and CEO

Richard G. Mork..............................................      --     --
Former President and CEO

M. Bruce Herron..............................................  33,000  10.00
Vice President--Sales (West)

Edward F. Culliton...........................................  33,000  10.00
Vice President and CFO

Michael Simpson..............................................  10,000  10.00
Chairman of the Board

Stephen V. Hooks.............................................  25,000  10.00
Vice President--Merchandising

Executive Officer Group...................................... 407,000  10.00

Non-Executive Director Group.................................      --     --

Non-Executive Officer Employee Group......................... 170,400  10.00

Material Federal Income Tax Consequences

   The following discussion is a brief summary of the principal U.S. Federal income tax consequences under current Federal income tax laws relating to awards under the plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

 Non-Qualified Stock Options

   An optionee will not recognize taxable income upon the grant of a non-qualified stock option under the plan. Castle will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. Castle will generally be entitled to a tax deduction at that time in the amount of that compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the compensation income recognized and the exercise price.

 Incentive Stock Options

   An optionee will not recognize taxable income at the time of grant or upon timely exercise of an incentive stock option and Castle will not be entitled to a tax deduction with respect to that grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to Castle, if the incentive stock option is not exercised on a timely basis (generally, while the optionee is employed by Castle or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.

   A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to that optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If that sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, that sale or exchange will generally constitute a "disqualifying disposition" of those shares that will have the following results: any excess of (1) the lesser of (a) the fair market value of the shares at the time of exercise of the incentive stock option and (b) the amount realized on that disqualifying disposition of the shares over (2) the option exercise price of those shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and Castle will be entitled to a tax deduction in the amount of that income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by Castle.

 Restricted Stock

   A grantee will not recognize any income upon the grant of restricted stock if that stock is subject to a substantial risk of forfeiture on the date of grant, unless the holder elects under Section 83(b) of the Internal Revenue Code, within 30 days of the grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the Section 83(b) election is made, the holder will not be allowed a deduction in the event that the shares are subsequently forfeited. If the election is not made, the holder will generally recognize ordinary income on the date that the restricted stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares on that date, less any amount paid for the shares. At the time the holder recognizes ordinary income, Castle generally will be entitled to a deduction in the same amount.

   Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on that sale or other disposition and the holder's basis in those shares.

Vote Required

   The affirmative vote of the holders of a majority of the shares of Castle's common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to approve the plan. For purposes of the approval of the plan, abstentions will be counted as votes present or represented at the annual meeting and therefore will have the effect of a vote cast against approval of the plan, while broker non-votes will have no effect on the vote. The Board of Directors recommends a vote FOR approval of the plan.

       PROPOSAL THREE: REINCORPORATION MERGER FROM DELAWARE TO MARYLAND

   The Board of Directors believes that it is in the best interests of Castle and its stockholders to change its state of incorporation from Delaware to Maryland and recommends that the stockholders approve this reincorporation proposal to accomplish this change. The reincorporation will be accomplished by merging Castle into its subsidiary, A.M. Castle & Co., a newly organized Maryland corporation ("Maryland Castle"). Maryland Castle currently has no operations and was organized for the sole purpose of the reincorporation merger. In the reincorporation merger, each outstanding share of common stock of Castle will be converted into one share of common stock of Maryland Castle. Castle's Board of Directors has unanimously approved the reincorporation merger proposal.

What Are the Benefits of the Reincorporation Merger?

   The purpose of the reincorporation merger is to change the state of incorporation of Castle from Delaware to Maryland. The Board of Directors is proposing to change Castle's state of incorporation to Maryland because Maryland corporations are not subject to annual franchise taxes like those imposed by the State of Delaware on corporations. For each of 2000 and 1999, Castle's Delaware franchise taxes were $150,000. Castle anticipates having to pay approximately the same amount of franchise tax each year in the future if it continues as a Delaware corporation. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If Castle is reincorporated in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $100, which will be paid in conjunction with Maryland's annual reporting requirements.

What Are the Disadvantages of the Reincorporation Merger?

   Although the Board of Directors believes that the reincorporation merger is in the best interests of Castle and its stockholders, Delaware and Maryland law differ in some respects. With respect to some of these differences, Maryland law may be less favorable to stockholders than Delaware law. For a comparison of stockholders' rights and the powers of management under Maryland and Delaware law, see "How Would the Rights of Stockholders Compare Before and After the Reincorporation Merger?" below.

   In addition, Maryland Castle's charter provides for a class of 10,000,000 shares of series preferred stock, which could be issued at such times and with such terms as the Board of Directors determines. While the Board of Directors does not view this as a disadvantage but as adding desirable flexibility, stockholders should be aware that these shares can be issued without further approval of stockholders and could be used to impede a threatened hostile acquisition of Maryland Castle.

Would Castle's Business or Management Change After the Reincorporation Merger?

   No, the reincorporation merger would not result in any change in Castle's name, directors, officers, business, fiscal year, assets or liabilities, reporting obligations or the location of its principal executive offices.

   Immediately after the reincorporation merger, the Board of Directors of Maryland Castle will be composed of the persons who are directors of Castle at the time of the reincorporation merger, which will be the directors elected at the annual meeting. Each will serve as a director of Maryland Castle until the next annual meeting of stockholders and until his successor is elected and qualifies.

What Would Happen to the Shares of Castle's Common Stock After the Reincorporation Merger?

   At the effective time of the reincorporation merger, each outstanding share of Castle's common stock would be converted into one share of common stock of Maryland Castle. After the reincorporation merger, certificates for shares of Castle common stock will represent shares of Maryland Castle and it will not be necessary for stockholders of Castle to exchange their existing stock certificates for stock certificates of Maryland Castle.

   Shares of Castle's common stock are currently listed on the American Stock Exchange and the Chicago Stock Exchange under the symbol "CAS." After the reincorporation merger, shares of Maryland Castle's common stock would be listed on the American Stock Exchange and the Chicago Stock Exchange under the same symbol, "CAS."

   If the reincorporation merger is approved and is completed, all rights of participants in Castle's 1995 Directors Stock Option Plan, 1996 Restricted Stock and Stock Option Plan, proposed 2000 Restricted Stock and Stock Option Plan and Dividend Reinvestment and Share Repurchasing Plan to receive grants of stock options and restricted stock and to purchase Castle's common stock will become substantially identical rights with respect to Maryland Castle's common stock, and the plans will be converted into plans of Maryland Castle.

What Would the Effect of the Reincorporation Merger Be?

   If the stockholders approve the reincorporation merger, it will become effective when the Articles of Merger are filed with and accepted for record by the State Department of Assessments and Taxation of Maryland.

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

Castle's management anticipates that it would make this filing as soon as practicable after the annual meeting. At the effective time:

  . Castle will be merged with and into Maryland Castle, with Maryland Castle being the surviving corporation in the merger;

  . Castle will cease to be governed by Delaware law, and Maryland Castle, as Castle's successor, will be governed by Maryland law;

  . After the merger, Maryland Castle will also be governed by Maryland Castle's Articles of Incorporation and Bylaws, included as Appendices D and E to this proxy statement;

  . Each share of Castle's common stock will be converted into one share of Maryland Castle's common stock;

  . All options to purchase shares of Castle's common stock immediately prior to the effective time will thereafter entitle the holder to purchase a like number of shares of Maryland Castle's common stock on the same terms without any action on the part of the holder;

  .   Castle's stock plans will become Maryland Castle's stock plans; and

  . After the effective time, all share certificates that represented shares of Castle's common stock immediately prior to the effective time will be deemed to represent a like number of shares of Maryland Castle's common stock without any action on the part of the holder.

   The reincorporation merger is subject to conditions set forth in the Agreement of Merger and Plan of Reorganization attached as Appendix C to this proxy statement, including the approval by the holders of a majority of the outstanding shares of Castle's common stock.

How Would the Rights of Stockholders Compare Before and After the
Reincorporation Merger?

   The following is a summary of some of the material differences between provisions affecting holders of shares of Castle's common stock under Delaware law, the Delaware Charter and the Delaware Bylaws and provisions affecting holders of shares of Maryland Castle's common stock under the Maryland law, the Maryland Charter and the Maryland Bylaws. The summary does not replace those full documents and to the extent the summary conflicts with the terms of an actual document, the terms of the actual document will prevail. Copies of the Delaware Charter and the Delaware Bylaws may be obtained from Castle by writing to Jerry Aufox, Secretary and Corporate Counsel of Castle at A.M. Castle & Co., 3400 North Wolf Road, Franklin Park, Illinois 60131.

   With respect to the rights held by stockholders under the DGCL and those which they would have under the MGCL, the Maryland Charter and Maryland Bylaws generally have been structured so that the Maryland documents provide for essentially the same rights and obligations as the Delaware documents, but a few changes have been made to the Delaware Charter and Delaware Bylaws to take advantage of provisions of Maryland law or because the Board of Directors otherwise believes these changes are in the best interests of Castle and its stockholders. In particular, the Maryland Charter authorizes a class of preferred stock, which the Delaware Charter does not authorize. These shares could be issued by the Board of Directors without further stockholder approval, and may contain rights and preferences that limit the rights of common stockholders.

   Management of Castle does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the present or future directors of Castle, make amendment of the Maryland Charter or Maryland Bylaws in Castle's best interests. Therefore, the Maryland Charter or Maryland Bylaws could in the future be amended, including changes to provisions that directly affect stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this proxy statement.

 Capitalization and Authorized Stock

 Castle

   The Delaware Charter authorizes the issuance of 30,000,000 shares of Castle's common stock without par value. As of March 2, 2001, 14,160,564 shares of Castle's common stock were issued and outstanding. Castle has no authorized preferred stock.

 Maryland Castle

   The Maryland Charter authorizes the issuance of:

  .   30,000,000 shares of common stock without par value; and

  . 10,000,000 shares of series preferred stock without par value, no shares of which have been issued.

   Maryland Castle's preferred stock is intended to provide shares of preferred stock for issuance from time to time as may be required for financings, acquisitions or other purposes. The shares of Maryland Castle's preferred stock could be issued from time to time by the Board of Directors in its sole discretion without further approval or authorization by the stockholders, in one or more series, each of which series could have any particular distinctive designations as well as relative rights and preferences as determined by the Board of Directors. The relative rights and preferences that may be determined by the Board of Directors in its discretion from time to time include but are not limited to the following:

  . the dividend rate, whether the dividends are to be cumulative and the priority, if any, of dividend payments relative to other series in the class;

  . whether the shares of any series of preferred stock may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

  . the amount payable with respect to any series of preferred stock in the event of voluntary or involuntary liquidation and the priority, if any, of each series relative to other series in the class with respect to amounts payable upon liquidation, and sinking fund provisions, if any, for the redemption or purchase of the shares of that series; and

  . the terms and conditions, if any, on which the shares of a series may be converted into or exchanged for shares of any class, whether common or preferred, or into shares of any series of the same class, and if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms.

   Maryland Castle may issue shares of preferred stock that have dividend, voting and other rights superior to those of the common stock, or that convert into shares of common stock, without the approval of the holders of common stock. This could result in the dilution of the voting rights, ownership and liquidation value of current stockholders.

   Maryland Castle does not have any current plans to issue any shares of common or preferred stock other than the common stock issuable pursuant to the reincorporation merger and under Castle's existing and proposed plans.

 Amendments to Charter

 Castle

   Under the DGCL, a corporation's certificate of incorporation may be amended if the amendment is approved by the board of directors, by the holders of a majority of the outstanding stock entitled to vote on the amendment, and by the holders of a majority of the outstanding stock of each class entitled to vote separately on the amendment. Under the DGCL, the holders of the outstanding shares of a class are entitled to vote as a separate class on a proposed amendment, whether or not entitled to vote thereon by the certificate of incorporation, that would increase or decrease the aggregate number of authorized shares of that class, increase or decrease the par value of the shares of that class or alter or change the powers, preferences or special rights of the shares of that class so as to affect them adversely. If any proposed amendment would adversely affect one or more series by altering or changing the powers, preferences or special rights of the series, but would not so affect the entire class, then only the shares of the series so affected by the amendment are entitled to vote as a separate class on the amendment.

 Maryland Castle

   Under the MGCL, in order to amend the charter, the board of directors must adopt a resolution setting forth and declaring advisable the proposed amendment and direct that the proposed amendment be submitted to stockholders for their consideration either at an annual or special meeting of stockholders. Under the MGCL and the Maryland Charter, the stockholders must then approve the proposed amendment by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Under the Maryland Charter, if the Board of Directors unanimously approves the proposed amendment, the proposed amendment must be approved by the affirmative vote of only a majority of all the votes entitled to be cast on the matter. The MGCL permits and the Maryland Charter provides for a majority of the board of directors to amend the Maryland Charter, without stockholder approval, in order to change the name or other designation or the par value of any class or series of stock of the corporation and the aggregate par value of the stock of the corporation.

 Amendments to Bylaws

 Castle

   The Delaware Bylaws may be amended by Castle's Board of Directors or, if proper notice is given, by Castle's stockholders at an annual or special meeting of the stockholders.

 Maryland Castle

   The Maryland Bylaws may be amended only by Maryland Castle's Board of Directors.

 Stockholder Voting Rights Generally

 Castle

   Under the DGCL, unless otherwise provided in the certificate of incorporation and subject to specified provisions of the DGCL, each stockholder is entitled to one vote for each share of capital stock held by him. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize others to act for him by proxy, but no proxy may be voted or acted upon after three years from its date, unless the proxy specifically provides for its effectiveness for a longer period. The DGCL further provides that in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote thereon at a duly held meeting at which a quorum is present is deemed to be the act of the stockholders, unless the DGCL, the certificate of incorporation or the bylaws specify a different voting requirement. Where a separate vote by a class or classes is required, a majority of the outstanding shares of that class or classes, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to the vote on that matter, and the affirmative vote of the majority of shares of the class or classes present in person or represented by proxy at the meeting and entitled to vote thereon is the act of that class.

 Maryland Castle

   Under the MGCL, unless the charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of common stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. A stockholder may vote the stock the stockholder owns either in person or by proxy. A proxy is not valid for more than eleven months after its date, unless it provides otherwise. Unless the MGCL or the charter specifies a different voting requirement, a majority of all the votes cast at a duly held meeting at which a quorum is present and entitled to vote thereon is deemed to be the act of the stockholders. The MGCL requires the affirmative vote of two-thirds of all the votes entitled to be cast in some situations, including consolidations, mergers, share exchanges and transfers of assets and dissolution. The Maryland Charter provides that any action that would otherwise require a greater proportion is valid and effective if authorized by the affirmative vote of a majority of the holders of shares entitled to vote on the action if the Board of Directors unanimously approves the action.

 Stockholder Action By Written Consent

 Castle

   Pursuant to the DGCL, Castle can take action with respect to a matter if written consents are executed by stockholders owning that number of shares that would be required to take the same action at a meeting of stockholders at which all stockholders were present.

 Maryland Castle

   Under the MGCL, stockholder action may be taken without a meeting only if all stockholders entitled to vote on the matter consent in writing to the action proposed to be taken and all stockholders entitled to notice of the meeting but not entitled to vote upon the action waive in writing any right to dissent.

 Stockholder Proposals

 Castle

   The Delaware Bylaws do not require advance notice from a stockholder in order to propose a nominee for election as a director or any other matter to be considered at a stockholders' meeting.

 Maryland Castle

   The Maryland Bylaws require that any stockholder who proposes a nominee for election as a director or any other matter for consideration at a meeting of stockholders provide notice of the nomination or proposal to Maryland Castle during the period 90 to 120 days before the anniversary of the date of the prior year's annual meeting.

 Limitation of Personal Liability of Directors and Officers

 Castle

   The Delaware Charter eliminates and limits the personal liability of each director of Castle to the full extent permitted by the DGCL, including any amendment to the DGCL. Thus, Castle's directors are not liable in some instances for money damages as a director. However, liability of directors is not eliminated or limited (1) for any breach of a director's duty of loyalty to Castle or its stockholders, (2) for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under
Section 174 of the DGCL (dealing with willful or negligent violation of specified statutory provisions concerning dividends and stock purchases or redemptions) and (4) for any transaction from which the director derived an improper personal benefit.

 Maryland Castle

   The Maryland Charter also contains provisions that eliminate and limit the personal liability of directors to the full extent permitted by the MGCL. Pursuant to the MGCL, the Maryland Charter also limits the personal liability of officers to the same extent as directors. Under the MGCL, limitation of personal liability of directors or officers is permitted in all but the following two situations: (1) for the amount of any improper benefit they actually receive or (2) to the extent that a judgment or final adjudication adverse to the director or officer in a proceeding based on the finding in that proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

 Indemnification of Directors and Officers

 Castle

   Under the DGCL, directors and officers may be indemnified in connection with any threatened, pending or completed action, suit or proceeding (other than any action brought by or in the right of the corporation), if they acted in good faith and in a manner they reasonably believed to be in and not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The same standard of conduct is applicable for indemnification in the case of derivative actions brought by or in the right of the corporation, except that in those cases the DGCL authorizes indemnification only for expenses (including attorneys, fees) incurred in connection with the defense or settlement of those cases. Moreover, the DGCL requires court approval before there can be any such indemnification where the person seeking indemnification has been found liable to the corporation in a derivative action. To the extent that a present or former director or officer has been successful in defense of any action, suit or proceeding, the DGCL requires indemnification for expenses (including attorneys' fees). The DGCL states expressly that the indemnification provided by or granted under the DGCL is not deemed exclusive of any nonstatutory indemnification rights existing under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

   The Delaware Bylaws provide that every director and officer of Castle shall be indemnified, to the fullest extent permitted by applicable law, against all expenses and liabilities, including litigation expenses, reasonably incurred by or imposed upon him by reason of his being or having been a director, officer or employee of Castle.

 Maryland Castle

   A Maryland corporation may indemnify its present and former directors and officers, among others, against (1) judgments, (2) penalties, (3) fines, (4) settlements and (5) reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities.

   The MGCL does not permit a corporation to indemnify its present and former directors, officers, agents or employees if it is established that:

  . the act or omission of the director, officer, employee or agent was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

  . the director, officer, employee or agent actually received an improper personal benefit in money, property or services; or

  . in the case of any criminal proceeding, the director, officer, employee or agent had reasonable cause to believe that the act or omission was unlawful.

   Unless a corporation's charter provides otherwise, which the Maryland Charter does not, the MGCL requires a corporation to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

   Under the MGCL, a Maryland corporation generally may not indemnify a person for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify a person for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify a person for expenses only if a court so orders. The Maryland Bylaws obligate Maryland Castle to indemnify its directors and officers, whether serving Maryland Castle or, at its request, any other entity, to the maximum extent required or permitted by the MGCL, including the advancement of expenses under the procedures and to the maximum extent permitted by law.

 Dividends and Distributions

 Castle

   The DGCL permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current or preceding fiscal year, provided that an amount equal to the par value represented by all shares of the corporation's common and preferred stock remains in the stated capital account.

 Maryland Castle

   The MGCL provides that a corporation may pay dividends to its stockholders from time to time as authorized by the Board of Directors. However, no dividend or other distribution may be made if, after giving effect to the distribution (1) the corporation would not be able to pay its debts as they became due in the usual course of business, or (2) the corporation's total assets would be less than the sum of the corporation's total liabilities plus amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation.

 Inspection of Books And Records

 Castle

   Under the DGCL, any stockholder may submit a written demand to inspect and copy the corporation's stock ledger, a list of its stockholders and its other books and records. The written demand must state a purpose for the inspection that is reasonably related to the demanding stockholder's interest as a stockholder.

 Maryland Castle

   Under the MGCL, any stockholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation's principal office. Additionally, any person who has been a holder of record for a minimum of six months of at least five percent of the corporation's outstanding shares has a right to (1) inspect the corporation's books of account and stock ledger, (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs and
(3) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's offices in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

 Change in Control

 Castle

   Section 203 of the DGCL provides that, subject to exceptions specified therein, a corporation will not engage in any business combination with any "interested stockholder" for a three-year period after the time that the stockholder becomes an interested stockholder unless:

  . prior to that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

  . upon the closing of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

  . at or subsequent to that time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

   Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include any person, including the affiliates and associates of that person, that:

  . is the owner of 15% or more of the outstanding voting stock of the corporation; or

  . is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether that person is an interested stockholder.

   Section 203(b)(4) of the DGCL exempts from the restrictions in Section 203 a corporation that does not have a class of voting stock that is:

  .   listed on a national securities exchange;

  .   authorized for quotation on The NASDAQ Stock Market; or

  .  held of record by more than 2,000 stockholders;

unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder.

 Maryland Castle

   Under the MGCL, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder generally includes:

  . any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

  . an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

   After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by two separate super-majority stockholder votes, unless, among other conditions, the holders of common stock receive a fair price (as described in Section 3-603(b) of the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its common stock. None of these provisions of the MGCL will apply, however, (1) to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder or (2) if the board of directors approves the transaction in which the stockholder became an interested stockholder.

 Standard of Conduct

 Castle

   Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts in cases decided by those courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors to use that amount of care that ordinarily careful and prudent persons would use in similar circumstances. Gross negligence has been established as the standard for recovery of money damages for breach of the duty of care in the process of decision-making by directors of Delaware corporations.

 Maryland Castle

   The standards of conduct for directors of Maryland corporations under the MGCL require that a director of a Maryland corporation perform his duties:

  .   in good faith;

  . in a manner he reasonably believes to be in the best interests of the corporation; and

  . with the care an ordinarily prudent person in a like position would use under similar circumstances.

 Merger, Consolidation, Share Exchange and Transfer of all or Substantially all Assets

 Castle

   Under the DGCL, the principal terms of a merger or consolidation generally require the approval of the stockholders of each of the constituent corporations. Unless otherwise required in a corporation's certificate of incorporation, the DGCL does not require a stockholder vote of the surviving corporation in a merger if:

  . the agreement of merger does not amend in any respect the certificate of incorporation of the corporation;

  . each share of stock of the corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

  . either (1) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into common stock are to be issued or delivered under the merger, or (2) the number of authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed 20% of the number of shares of common stock outstanding immediately prior to the effective date of the merger.

   The DGCL also permits a merger without a stockholder vote if the merger is of a subsidiary and a parent, provided the parent owns at least 90% of the subsidiary.

   When a stockholder vote is required under the DGCL to approve a merger or consolidation, unless the certificate of incorporation provides otherwise (which the Delaware Charter does not), the affirmative vote of a majority of the outstanding stock entitled to vote on the merger or consolidation is required to approve the merger or consolidation.

   The Board of Directors of a Delaware corporation may take action to sell, lease or exchange all or substantially all of the property and assets of the corporation, including the corporation's goodwill and corporate franchises, upon such terms and conditions and for such consideration, which may consist of money or other property, including shares of stock or other securities of any other corporation, as it deems expedient and for the best interests of the corporation, when authorized by the holders of a majority of the outstanding stock of the corporation entitled to vote on the matter.

 Maryland Castle

   The MGCL generally provides that mergers, consolidations, share exchanges or transfers of assets must first be declared advisable by a majority of the board of directors and thereafter approved by stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the charter provides for a greater or lesser stockholder vote, but not less than a majority of the number of votes entitled to be cast on the matter. The Maryland Charter provides that any merger, consolidation, share exchange or transfer of assets that is unanimously approved by the Board of Directors must thereafter be approved by the affirmative vote of only a majority of all the votes entitled to be cast on the matter. However, some mergers may be accomplished without a vote of stockholders. For example, no stockholder vote is required for a merger of a subsidiary of a Maryland corporation and its parent, provided the parent owns at least 90% of the subsidiary. In addition, a merger need not be approved by stockholders of a Maryland successor corporation if the merger does not reclassify or change the outstanding shares or otherwise amend the charter, and the number of shares to be issued or delivered in the merger is not more than 20% of the number of its shares of the same class or series outstanding immediately before the merger becomes effective. A share exchange need be approved by a Maryland successor only by its board of directors and by any other action required by its charter.

Possible Anti-Takeover Effects

   Although the reincorporation merger was neither proposed nor approved by the Board of Directors as a takeover defense measure, after the reincorporation merger, Maryland Castle will be subject to provisions of the MGCL, which are designed to encourage a person seeking control of a Maryland corporation to negotiate with the corporation's board of directors. These provisions could delay, defer or prevent a transaction or change in control of Maryland Castle that might involve a premium price for holders of Maryland Castle's common stock or that is otherwise in their best interests.

   Both the Delaware Charter and the Maryland Charter contain provisions that may be viewed as having anti-takeover effects, including no cumulative voting rights in the election of directors and authorized but unissued shares of common stock that could be issued in such a way as to have anti-takeover effects.

   In addition, the Maryland Charter creates authorized but unissued shares of series preferred stock, which could be issued with special dividend or voting rights that could discourage potential bidders, and which may be issued by the Board of Directors without further stockholder action. Also, the Maryland Charter requires the approval of two-thirds of the stockholders entitled to vote to amend the Maryland Charter (unless the Board of Directors has unanimously approved the amendment) and the Maryland Bylaws may be amended only by the Board of Directors.

   The Board of Directors currently has no intention of using the authorized Maryland Castle preferred stock for anti-takeover purposes or of proposing any other measures in the future that may be deemed to have anti-takeover effects.

Accounting Treatment of the Reincorporation Merger

   Upon the effectiveness of the reincorporation merger, the financial accounts of Maryland Castle will become those of Castle as they existed immediately before effectiveness.

Federal Income Tax Consequences of the Reincorporation Merger

   Mayer, Brown & Platt has advised Castle that, on the basis of facts, representations and assumptions set forth in the opinion, the reincorporation merger will be treated for U.S. Federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986. Accordingly, (1) no gain or loss will be recognized by Castle as a result of the reincorporation merger; and (2) no gain or loss will be recognized by any stockholder of Castle who receives Maryland Castle's common stock in exchange for Castle's common stock.

Dissenting Stockholders' Rights of Appraisal

   No appraisal rights are available in connection with the reincorporation merger proposal.

Vote Required

   The approval of the reincorporation merger requires the affirmative vote of the holders of a majority of Castle's outstanding shares of common stock. Abstentions and broker non-votes will have the effect of a vote cast against approval of the reincorporation merger. The Board of Directors recommends a vote FOR approval of the reincorporation merger.

Consequence if Reincorporation Merger Proposal is Not Approved

   If Castle's stockholders do not approve the reincorporation merger proposal, Castle will continue to operate as a Delaware corporation and will remain subject to Delaware's annual franchise tax.

Recommendation of the Board of Directors

   The Board of Directors recommends a vote FOR approval of the reincorporation merger from Delaware to Maryland.

                 PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board of Directors has, subject to ratification by the stockholders, appointed Arthur Andersen LLP to examine the consolidated financial statements and other records of Castle for the fiscal year ending December 31, 2001, and Castle's management will present a proposal at the annual meeting that the stockholders ratify that appointment.

   During 2000, Arthur Andersen LLP examined the financial statements of Castle and its subsidiaries, including those included in the annual report to stockholders, and consulted on annual and quarterly reports filed with the SEC and others.

   Each year the Audit Committee reviews and approves in advance the scope of the annual audit by Castle's independent auditors. The Audit Committee also approves all non-audit professional services, including the examination of the financial statements of the Employee Retirement Plan, Profit Sharing Plan and review of tax returns. The Audit Committee approved the non-audit services and considered the possible effect on the auditors' independence at its October meeting prior to those services being performed.

   As in past years, representatives of Arthur Andersen LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Audit Fees

   The aggregate fees billed by Arthur Andersen LLP for the audit of Castle's 2000 annual financial statements and the reviews of its 2000 quarterly financial statements were $416,000.

Financial Information Systems Design and Implementation Fees

   Castle did not incur any fees to Arthur Andersen LLP during 2000 for professional services with respect to financial information systems design and implementation.

All Other Fees

   The aggregate fees billed by Arthur Andersen LLP to Castle for all other services (employee benefit and statutory audits) rendered during 2000 were $115,000.

Vote Required

   The favorable vote of the holders of a majority of the shares of Castle's common stock represented in person or by proxy at the annual meeting will be required to ratify the appointment. If the appointment is not ratified at the annual meeting, the matter will be referred to the Audit Committee for a recommendation to the Board of Directors.

                          RELATED PARTY TRANSACTIONS

   In January 2000, Castle entered into a consulting agreement with Mr. Mork that will take effect upon Mr. Mork's retirement from Castle in April 2001. The agreement provides for Mr. Mork to provide consulting services to Castle for a period of two years in exchange for compensation of $103,109 per year.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters to be presented at the annual meeting other than the matters set forth in the notice and described in this proxy statement. However, if any other matters properly come before the annual meeting, it is intended that the holders of the proxies will vote on those matters in their discretion.

                             STOCKHOLDER PROPOSALS

   In order for proposals by stockholders to be considered for inclusion in Castle's proxy statement and form of proxy for Castle's 2002 annual meeting of stockholders, they must be received by Castle at its principal executive offices not later than November 26, 2001.

   In addition, if the reincorporation merger proposal is approved and completed, the Maryland Bylaws will require that any stockholder who proposes a nominee for election as a director or any other matter for consideration at a meeting of stockholders provide notice of the nomination or proposal to Castle during the period 90 to 120 days before the anniversary of the date of the prior year's annual meeting, which will require notice between December 27, 2001 and January 26, 2002 for nominations or proposals to be presented at Castle's 2002 annual meeting of stockholders.

                                          Jerry M. Aufox

                                          Secretary

March 26, 2001

                                                                     APPENDIX A

                                AUDIT COMMITTEE

   BE IT RESOLVED, that the Audit Committee of the Board of Directors be comprised of at least four (4) members of the Board, all of whom shall be directors who are not employed on a full-time basis by the Company. The primary functions and duties of the Committee are:

  1. To recommend to the Board, subject to stockholder approval, the engagement or discharge of the independent auditors.

  2. To review and approve the proposed scope, coverage and cost of the independent auditors' annual audit.

  3. To review, with the independent auditors and management, the results of the annual audit and proposed improvements in accounting practices and control.

  4. To review and sign, as required, reports and statements submitted on behalf of the Board to the SEC.

  5. To approve non-audit professional services provided by the independent auditors.

  6. To review and approve any non-audit fees of the independent auditors.

  7. To review the independence and competence of the independent auditors.

  8. To review, with the independent auditors, the plan and results of the Company's internal audit procedures.

  9. To review the adequacy of the Company's system of internal accounting control.

  10. To direct and supervise the investigations into matters within the scope of the Committee's duties.

  11. To investigate or inquire into matters as may be requested or appropriate relating to the financial reporting and control of the Company.

   In the performance of these duties, the Audit Committee shall meet not less than two (2) times per year and shall present minutes of such meetings to the entire Board for review at its next regularly scheduled meeting.

                                                                     APPENDIX B

                              A. M. CASTLE & CO.
                  2000 RESTRICTED STOCK AND STOCK OPTION PLAN

                                  I. GENERAL

   1. Purpose. The A. M. Castle & Co. 2000 Restricted Stock and Stock Option Plan (the "2000 Plan") has been established by A. M. Castle & Co. (the "Company") to:

      (a) attract and retain key executive, managerial, supervisory and professional employees;

      (b) motivate participating employees to put forth their maximum effort for the continued growth of the Company and its Subsidiaries;

      (c) further identify Participants' interests with those of the Company's shareholders; and

      (d) provide incentive compensation opportunities which are competitive with those of other corporations in the same industries as the Company and its Subsidiaries;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

   2. Effective Date. The 2000 Plan shall become effective upon the ratification by the holders of the majority of those shares present in person or by proxy at the Company's 2001 annual meeting of its shareholders; provided, however, that any awards that may be made under the Plan after adoption of the 2000 Plan by the Board but within the twelve (12) month period preceding the Effective Date shall be contingent on approval of the Plan by the shareholders of the Company. The 2000 Plan shall be unlimited in duration and, in the event of plan termination, shall remain in effect as long as any awards under it are outstanding.

   3. Definitions. The following definitions are applicable to the 2000 Plan:

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Human Resources Committee, or such other committee as may be designated from time to time by the Board comprising of at least three (3) or more members of the Board or three (3) or more "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of any Stock means, as of any date, the closing market composite price for such Stock as reported for the American Stock Exchange-Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

     "Participant" means any, employee of the Company or any Subsidiary who is selected by the Committee to participate in the 2000 Plan.

     "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company that are entitled to vote.

     "Restricted Period" has the meaning ascribed to it in Part IV.

     "Restricted Stock" has the meaning ascribed to it in Part IV.

     "Stock" means A. M. Castle & Co. common stock.

     "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option or Non-Qualified Option awarded pursuant to the provisions of Part II or Part III.

     "Subsidiary" means any corporation during any period in which fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Company.

   4. Administration. The authority to manage and control the operation and administration of the 2000 Plan shall be vested in the Committee. Subject to the provisions of the 2000 Plan, the Committee will have authority to select employees to receive awards of Stock Options and Restricted Stock, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions and other provisions of such awards (including but not limited to the authority to provide that in the event of certain changes in the beneficial ownership of the Company's Stock or certain changes in the composition of the Board, Options and Restricted Stock shall automatically become fully exercisable and/or vested), and to cancel or suspend awards. In making such award determinations, the Committee may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success, and such other factors as the Committee deems relevant. The Committee is authorized to interpret the 2000 Plan, to establish, amend and rescind any rules and regulations relating to the 2000 Plan, to determine the terms and provisions of any agreements made pursuant to the 2000 Plan and to make all other determinations that may be necessary or advisable for the administration of the 2000 Plan. Any interpretation of the 2000 Plan by the Committee and any decision made by it under the 2000 Plan is final and binding on all persons.

   5. Participation. Subject to the terms and conditions of the 2000 Plan, the Committee shall determine and designate, from time to time, the key executive, managerial, supervisory and professional employees of the Company and its Subsidiaries who will participate in the 2000 Plan. In the discretion of the Committee, an eligible employee may be awarded Stock Options or Restricted Stock, or both, and more than one (1) award may be granted to a Participant. Except as otherwise agreed to by the Company and the Participant, any award under the 2000 Plan shall not affect any previous award to the Participant under the 2000 Plan or any other plan maintained by the Company or its Subsidiaries.

   6. Shares Subject to the 2000 Plan. The shares of Stock with respect to which awards may be made under the 2000 Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of paragraph 1.10, the number of shares of Stock which may be issued with respect to awards under the 2000 Plan shall not exceed 1,200,000 shares in the aggregate. If, for any reason, any award under the 2000 Plan otherwise distributable in shares of Stock, or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the 2000 Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award to an eligible employee (including the holder of such former award) under the 2000 Plan.

   7. Compliance with Applicable Laws and Withholding of Taxes. Notwithstanding any other provision of the 2000 Plan, the Company shall have no liability to issue any shares of Stock under the 2000 Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the 2000 Plan, the Company, may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares. In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations to any election to satisfy tax withholding obligations through the withholding or surrender of shares of Stock as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom. All awards and payments under the 2000 Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the 2000 Plan.

   8. Transferability. Stock Options and, during the period of restriction, Restricted Stock awarded under the 2000 Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Stock Options may be exercised during the lifetime of the Participant only by the Participant.

   9. Employment and Shareholder Status. The 2000 Plan does not constitute a contract of employment and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary. No award under the 2000 Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to paragraph 1.7, certificates representing such, shares may bear a legend referring to such restrictions.

    10. Adjustments to Number of Shares Subject to the 2000 Plan. In the event of any change in the outstanding shares or Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the 2000 Plan, and the terms and the number of shares of any outstanding Stock Options or Restricted Stock shall be equitably adjusted by the Committee and all such adjustments shall be conclusive upon all persons.

    11. Agreement with Company. At the time of any awards under the 2000 Plan, the Committee will require a Participant to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the 2000 Plan and to such additional terms and conditions, not inconsistent with the 2000 Plan, as the Committee may, in its sole discretion, prescribe.

    12. Amendment and Termination of 2000 Plan. Subject to the following provisions of this paragraph 12, the Board may at any time and in any way amend, suspend or terminate the 2000 Plan. No amendment of the 2000 Plan and, except as provided in paragraph 1.10, no action by the Committee shall, without further approval of the shareholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the 2000 Plan. No amendment, suspension or termination of the 2000 Plan shall alter or impair any Stock Option or Restricted Stock previously awarded under the 2000 Plan without the consent of the holder thereof.

                          II. INCENTIVE STOCK OPTIONS

   1. Definitions. The award of an Incentive Stock Option under the 2000 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part II.

   2. Eligibility. The Committee shall designate the Participants to whom Incentive Stock Options, as described in Section 422(b) of the Code or any successor section thereto, are to be awarded under the 2000 Plan and shall determine the number of option shares to be offered to each of them. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded and taking options into account in the order granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed One Hundred Thousand Dollars ($100,000).

   3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Committee provided, however, that in no event shall such price be less than the greater of (a) one hundred percent (100%) of the Fair Market Value of a share of Stock as of the date the option is granted (one hundred ten percent (110%) of Fair Market Value with respect to Participants who at the time of the award are deemed to own at least ten percent (10%) of the voting power of the Company); or (b) the par value of a share of Stock on such date. To the extent provided by the Committee, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market

Value as of the date of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. Notwithstanding the foregoing provisions of this paragraph 3, the Committee may, in its sole discretion, by the terms of the Agreement granting Incentive Stock Options to a Participant, or thereafter, determine that the Company (or a Subsidiary) shall offer a Participant a loan for all or a portion of the option price. The terms of such loan, including the interest rate, security to be provided to the lender, and the terms of repayment, shall be established by the Committee. The Committee may also permit Incentive Stock Options to be exercised by a Participant through one (1) or more loans from a stock brokerage firm upon assurance from the brokerage firm that any such loans shall be made in accordance with applicable margin requirements.

   4. Exercise. The Committee may impose such rules relating to the time and manner in which Incentive Stock Options may be exercised as the Committee deems appropriate; provided, however, that no Incentive Stock Option may be exercised by a Participant (a) prior to the date on which he completes one continuous year of employment with the Company or any Related Company after the date of the award thereof; or (b) after the Expiration Date applicable to that option.

   5. Option Expiration Date. The "Expiration Date" with respect to an Incentive Stock Option on any portion thereof awarded to a Participant under the 2000 Plan means the earliest of:

      (a) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded (five (5) years with respect to Participants who at the time of the award are deemed to own at least ten percent (10%) of the voting power of the Company);

      (b) the date, if any, on which the Participant's continuous employment with the Company and all Related Companies terminates, if such continuous employment terminates prior to the first anniversary of the date of the award of the option; or

      (c) the date established by the Committee, or the date determined under a method established by the Committee, at the time of the award.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

                       III. NON-QUALIFIED STOCK OPTIONS

   1. Definition. The award of a Non-Qualified Stock Option under the 2000 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part III.

   2. Eligibility. The Committee shall designate the Participants to whom Non-Qualified Stock Options are to be awarded under the 2000 Plan and shall determine the number of option shares to be offered to each of them.

   3. Price. The purchase price of a share of Stock under each Non-Qualified Stock Option shall be determined by the Committee; provided, however, that in no event shall such price be less than the greater of (a) one hundred percent (100%) of the Fair Market Value of a share of Stock as of the date the option is granted; or (b) the par value of a share of such Stock on such date. To the extent provided by the Committee, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and; as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. Notwithstanding the foregoing provisions of this paragraph 3, the Committee may; in its sole discretion, by the terms of the Agreement granting Non-Qualified Stock Options to a Participant, or thereafter, determine that the Company (or a Subsidiary) shall offer a Participant a loan for all or a portion of the option price. The terms of such loan, including the interest rate, security to be provided to the lender, and the terms of repayment; shall be established by the Committee. The Committee may also permit Non-Qualified Stock Options to be exercised by a Participant through one (1) or more loans from a stock brokerage firm upon assurance from the brokerage firm that any such loans shall be made in accordance with applicable margin requirements

   4. Exercise. The Committee may impose such rules relating to the time and manner in which Non-Qualified Stock Options may be exercised as the Committee deems provided, however, that no Non-Qualified Stock Option may be exercised by a Participant (a) prior to the date on which the Participant completes one
(1) continuous year of employment with the Company or any Related Company after the date of the award thereof; or (b) after the Expiration Date applicable to that option.

   5. Option Expiration Date. The "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the 2000 Plan means the earliest of:

      (a) the date that is ten (10) years after the date on which the Non-Qualified Stock Option is awarded;

      (b) the date, if any, on which the Participant's continuous employment with the Company and all Related Companies terminates, if such continuous employment terminates prior to the first anniversary of the date of the award of the option; or

      (c) the date established by the Committee, or the date determined under a method established by the Committee, at the time of the award.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such options Expiration Date.

                             IV. RESTRICTED STOCK

   1. Definition. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Committee.

   2. Eligibility. The Committee shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

   3. Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the 2000 Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the 2000 Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Agreement referred to in paragraph I.11.

      (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period determined by the Committee after the time of the award of such stock (the "Restricted Stock"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares.

      (b) The Committee may, in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

      (c) Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock award.

      (d) Each certificate issued in respect of shares of Restricted Stock awarded under the 2000 Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited in a bank designated by the Committee. Each such certificate shall bear the following (or a similar) legend;

       "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the A. M. Castle & Co. 2000 Restricted Stock and Stock Option Plan and an agreement entered into between the registered owner and A. M. Castle & Co. A copy of such plan and agreement is on file in the office of the Secretary of A. M. Castle & Co., 3400 North Wolf Road, Franklin Park, Illinois 60131.

      (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

                                                                     APPENDIX C

                AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

   This Agreement of Merger and Plan of Reorganization (this "Agreement"), dated as of March 21, 2001, is by and between A.M. Castle & Co., a Delaware corporation ("Delaware Castle"), and A.M. Castle & Co., a Maryland corporation ("Maryland Castle").

                                   RECITALS

   WHEREAS, the Board of Directors of Delaware Castle has determined that it is in the best interests of Delaware Castle and its shareholders for Delaware Castle to reincorporate from a Delaware corporation to a Maryland corporation in a transaction qualifying as a reorganization within the meaning of Section 368(a)(i)(f) of the Internal Revenue Code;

   WHEREAS, Maryland Castle, a wholly owned subsidiary of Delaware Castle, has been organized for the purpose of effecting the reincorporation;

   WHEREAS, the Board of Directors of Delaware Castle and the Board of Directors of Maryland Castle each has approved and determined that, for the purpose of effecting the reincorporation of Delaware Castle in the State of Maryland, it is advisable and in the best interest of their respective shareholders upon the terms and subject to the conditions set forth herein, that Delaware Castle shall merge with and into Maryland Castle (the "Merger");

   NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                      The Merger; Closing; Effective Time

    1.1 The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the Maryland General Corporation Law ("MGCL") and the Delaware General Corporation Law ("DGCL"), at the Effective Time (as defined in Section 1.3), Delaware Castle shall be merged with and into Maryland Castle and the separate corporate existence of Delaware Castle shall cease. After the Merger, Maryland Castle shall continue as the surviving corporation (sometimes hereinafter referred to as the "Surviving Entity"). The Merger shall have the effects set forth in the applicable provisions of the MGCL and the DGCL. Without limiting the generality of the foregoing, upon the Merger, all the rights, privileges, immunities, powers and franchises of Maryland Castle and Delaware Castle shall vest in the Surviving Entity and all obligations, duties, debts and liabilities of Maryland Castle and Delaware Castle shall be the obligations, duties, debts and liabilities of the Surviving Entity. To the extent the Merger constitutes a transaction for federal income tax purposes, the parties intend that the Merger qualify as a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

    1.2 Closing. The closing of the Merger (the "Closing") will take place on the date to be specified by the parties, which (subject to satisfaction or waiver of the conditions set forth in Section 6.1) shall be no later than business days after satisfaction of the condition set forth in Section 6.1(a) (the "Closing Date"), unless another date is agreed to by the parties.

    1.3 Effective Time. As soon as possible following the Closing Date, the parties shall execute and file (a) a Certificate of Ownership and Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware (the "Secretary of State") as provided in Section 251 of the DGCL and (b) Articles of Merger (the

"Articles of Merger") with the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided in Section 3-107 of the MGCL, and shall make all other filings and recordings required under the MGCL and DGCL and other applicable laws. The Merger shall become effective (the "Effective Time") at the time when the Articles of Merger have been duly filed with the SDAT and the Certificate of Merger has been duly filed with the Secretary of State or such other time as shall be agreed upon by the parties and set forth in the Articles of Merger in accordance with the MGCL (not to exceed 30 days after the Articles of Merger are accepted for record by the SDAT) and the Certificate of Merger (not to exceed 90 days after the Certificate of Merger is filed) in accordance with the DGCL.

                                   ARTICLE 2

                  Charter and Bylaws of the Surviving Entity

    2.1 Charter. The charter of Maryland Castle (the "Charter") in effect at the Effective Time shall be the charter of the Surviving Entity, until duly amended in accordance with the terms thereof and the MGCL.

    2.2 Bylaws. The bylaws of Maryland Castle (the "Bylaws") in effect at the Effective Time shall be the bylaws of the Surviving Entity, until duly amended in accordance with the terms thereof and the MGCL.

                                   ARTICLE 3

                Directors and Officers of the Surviving Entity

    3.1 Directors and Officers. The directors and officers of Delaware Castle at the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Entity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Entity's Charter and Bylaws.

                                   ARTICLE 4

                             Effect of the Merger

    4.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any holder of capital stock of Delaware Castle or Maryland Castle:

      (a) Each share of the common stock without par value of Delaware Castle ("Delaware Castle Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock without par value of Maryland Castle ("Maryland Castle Stock") and each share of Delaware Castle Stock issued and held by Delaware Castle shall be retired.

     (b) Each issued stock certificate which immediately prior to the Effective Time represented shares of Delaware Castle Stock shall, from and after the Effective Time, be deemed for all purposes to evidence ownership of and represent the same number of shares of Maryland Castle Stock which the shares of Delaware Castle Stock represented by such stock certificates have become as a result of the Merger, and shall be so registered on the books and records of Maryland Castle and its transfer agent.

     (c) Each option or other right to purchase or otherwise acquire shares of Delaware Castle Stock outstanding immediately prior to the Effective Time shall be converted into and become an option or right to purchase or otherwise acquire the same number of shares of Maryland Castle Stock at the same price per share and upon the same terms and subject to the same conditions as applicable to such options or other rights immediately prior to the Effective Time.

     (d) Each share of Maryland Castle Stock issued and outstanding immediately prior to the Effective Time shall be canceled and retired, without payment of any consideration therefor, and shall have the status of an authorized and unissued share of Maryland Castle Stock.

   4.2 Effect on Benefit Plans. Maryland Castle shall assume all obligations of Delaware Castle under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

                                   ARTICLE 5

                                   Conditions

    5.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of Maryland Castle and Delaware Castle to effect the Merger are subject to the satisfaction at or prior to the Closing Date of the following conditions:

      (a) Shareholder Approval. This Agreement shall have been duly approved by the holders of a majority of the outstanding shares of Delaware Castle Stock present at the meeting or represented by proxy.

     (b) American Stock Exchange Listing. Maryland Castle Stock issuable pursuant to this Agreement shall have been approved for listing on the American Stock Exchange subject to official notice of issuance.

     (c) Chicago Stock Exchange Listing. Maryland Castle Stock issuable pursuant to this Agreement shall have been approved for listing on the Chicago Stock Exchange subject to official notice of issuance.

                                   ARTICLE 6

                                  Termination

   6.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by holders of Delaware Castle Stock, by the mutual consent of the Board of Directors of Delaware Castle and the Board of Directors of Maryland Castle.

                                   ARTICLE 7

                           Miscellaneous and General

    7.1 Modification or Amendment. Subject to the applicable provisions of the DGCL and the MGCL, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

    7.2 Waiver of Conditions. The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

    7.3 Counterparts. This Agreement may be executed in counterparts, each such counterpart being deemed to be an original instrument, and both such counterparts shall together constitute the same agreement.

    7.4 Headings. The Article, Section and paragraph headings herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

    7.5 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland.

   IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first above written.

                                                                     APPENDIX D

                           ARTICLES OF INCORPORATION
                                      OF
                              A. M. CASTLE & CO.

   First: The undersigned, Howard L. Rosenberg, whose address is c/o Mayer, Brown & Platt, 190 S. LaSalle Street, Chicago, Illinois 60603, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

   Second: The name of the corporation is A. M. Castle & Co.

   Third: The corporation's principal office in the State of Maryland is located at c/o The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, Maryland 21202. The name and address of the corporation's resident agent is The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, Maryland 21202.

   Fourth: The corporation is formed to carry on any lawful business.

   Fifth: The total number of shares of stock which the corporation shall have authority to issue is 30,000,000 shares of common stock without par value ("Common Stock") and 10,000,000 shares of series preferred stock without par value ("Preferred Stock").

      (a) Subject to the rights of holders of any series of preferred stock established pursuant to paragraph (b) of this Article Fifth, each share of common stock shall entitle the holder to one vote per share on all matters upon which stockholders are entitled to vote, to receive dividends and other distributions as authorized by the Board of Directors in accordance with the Maryland General Corporation Law and to all rights of a stockholder pursuant to the Maryland General Corporation Law. The common stock shall have no preferences or preemptive, conversion or exchange rights. The Board of Directors may classify or reclassify any unissued shares of common stock from time to time by setting or changing the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms or conditions of redemption.

      (b) The Board of Directors shall have the power from time to time to classify or reclassify, in one or more series, any unissued shares of series preferred stock by setting or changing the number of shares constituting such series and the designation, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such shares and, in such event, the corporation shall file for record with the State Department of Assessments and Taxation of Maryland articles supplementary in substance and form as prescribed by the Maryland General Corporation Law. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article Fifth, the number of authorized shares of the former class shall be automatically decreased and the number of authorized shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the corporation has authority to issue shall not be more than the total number of authorized shares of stock set forth in the first sentence of this Article Fifth.

   Sixth: The corporation shall initially have a board of one director for so long as the corporation has one stockholder. The initial director is G. Thomas McKane. Beginning at such time as the corporation has more than one stockholder, the corporation shall have such number of directors as is determined pursuant to the by-laws. However, the number of directors shall never be less than the minimum number required by the Maryland General Corporation Law.

   Seventh: Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by (a) a majority of the corporation's board of directors and the affirmative vote of the proportion of holders of shares required by statute or
(b) the unanimous vote of the corporation's board of directors and the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

   Eighth: The corporation reserves the right to make any amendment to the charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the charter, of any outstanding shares of stock, and all rights conferred upon stockholders in the charter are granted subject to this reservation. Notwithstanding any provision of law requiring or permitting such action to be taken or approved by the affirmative votes of the holders of shares of stock entitled to cast a greater number of votes, any amendment to the charter may be approved by (a) a majority of the corporation's board of directors and the affirmative vote of the proportion of holders of shares required by statute or (b) the unanimous vote of the corporation's board of directors and the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. In addition, a majority of the Board of Directors may amend the charter, without stockholder approval, in order to change the name of the corporation or to change the name or other designation or the par value of any class or series of stock of the corporation and the aggregate par value of the stock of the corporation.

   Ninth: The provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law (or any successor statute) shall not be applicable to any acquisition by any person of shares of stock of the corporation.

   Tenth: To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a Maryland corporation, no director or officer of the corporation shall be liable to the corporation or its stockholders for money damages. Neither the amendment nor the repeal of this Article, nor the adoption or amendment of any other provision of the corporation's charter or by-laws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. The provisions of this Article shall not be deemed to limit or preclude indemnification, to the extent permitted by Maryland law, of a director or officer by the corporation for any liability as a director or officer which has not been eliminated by the provisions of this Article.

   IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this 19th day of March, 2001.

                                                                     APPENDIX E

                                    BY-LAWS
                                      OF
                              A. M. CASTLE & CO.

                                   ARTICLE I

                                    Offices

   Section 1. The principal office of the corporation shall be at such place or places as the Board of Directors may from time to time determine.

   Section 2. The corporation may also have offices at such other places both within and without the State of Maryland as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II

                           Meetings of Stockholders

   Section 1. All meetings of the stockholders for the election of directors shall be held at the office of the corporation at 3400 North Wolf Road, Franklin Park, Illinois or such other place as the Board of Directors may from time to time determine. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Maryland, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

   Section 2. Annual meetings of stockholders shall be held on the fourth Thursday of April, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at 10:00 a.m., at which time the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may be properly brought before the meeting.

   Section 3. Written notice of the annual meeting, stating the time and place thereof, shall be given to each stockholder entitled to vote thereat, and to each stockholder not entitled to vote thereat who is entitled to notice thereof, at least 10 days and not more than 90 days before the date of the meeting either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business or by any other means authorized by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail addressed to the stockholder at his post office address as it appears on the records of the corporation, with postage thereon prepaid.

   Section 4. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the corporation's charter, may be called by the chairman of the board or the president and shall be called by the president or the secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders entitled to cast not less than one-fifth of all the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of the proposed meeting. The secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the corporation by such stockholders of such costs, the secretary shall give notice of the meeting as provided in Section
5. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months.

   Section 5. Written notice of a special meeting of stockholders, stating the time, place and purpose thereof, shall be given to each stockholder entitled to vote thereat, and to each stockholder not entitled to vote thereat who is entitled to notice thereof, at least 10 days and not more than 90 days before the date fixed for the meeting either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business or by any other means authorized by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail addressed to the stockholder at his post office address as it appears on the records of the corporation, with postage thereon prepaid.

   Section 6. Any business of the corporation may be transacted at an annual meeting of stockholders without being specifically stated in the notice, except such business as is required by any statute to be stated in such notice. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

   Section 7. The holders of stock entitled to cast a majority of all the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the corporation's charter. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

   Section 8. When a quorum is present at any meeting, a plurality of the votes cast shall decide any election of directors and a majority of the votes cast shall decide any other question brought before such meeting, unless the question is one upon which by express provision of statute or of the corporation's charter a different vote is required, in which case such express provision shall govern and control the decision of such question.

   Section 9. Except as otherwise provided in the corporation's charter, each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of the corporation's stock having voting power held by such stockholder. Any such proxy or evidence of other authorization to vote for a stockholder shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless the proxy provides for a longer period.

   Section 10. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any action, such action may be taken without a meeting if all the stockholders entitled to vote upon the action shall consent in writing to such action being taken and all the stockholders entitled to notice of the meeting but not entitled to vote upon the action shall waive in writing any right to dissent.

   Section 11. (a) (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11(a).

    (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conduction such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

    (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

    (b) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice containing the information required by paragraph (a)(2) of this Section 11 shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

    (c) (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 11. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 11 and, if any proposed nomination or business is not in compliance with this Section 11, to declare that such nomination or proposal shall be disregarded.

    (2) For purposes of this Section 11, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

    (3) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any rights of stockholders to request inclusion of proposals in, nor any rights of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14aB8 under the Exchange Act.

                                  ARTICLE III

                                   Directors

   Section 1. Beginning at such time as the corporation has more than one stockholder, the number of directors which shall constitute the whole Board of Directors shall be 12. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2 of this Article III, and each director elected shall hold office until his successor is elected and qualifies. Directors need not be stockholders.

   Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualify.

   Section 3. The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the corporation's charter or by these by-laws expressly directed or required to be exercised or done by the stockholders.

                      Meetings of the Board of Directors

   Section 4. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Maryland.

   Section 5. The annual meeting of each newly elected Board of Directors shall be held immediately after the adjournment of the annual meeting of stockholders and at the place where such annual meeting shall have been held, and no notice of such meeting shall be necessary to the newly elected directors.

   Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

   Section 7. Special meetings of the Board of Directors may be called by the chairman of the board or the president on two days' notice to each director, by mail, courier, facsimile or telegram. Special meetings shall be called by the president or secretary in like manner and on like notice on the written request of a director.

   Section 8. At all meetings of the Board of Directors, a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the corporation's charter. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

   Section 9. Unless otherwise restricted by the corporation's charter or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

   Section 10. At any meeting of the Board of Directors or any committee thereof at which all of the directors or members of the committee shall be present, any business may be transacted, regardless of whether such business falls within the purpose or purposes for which such meeting may have been called, and regardless of the fact that no notice whatever was given of the holding of such meeting.

   Section 11. Members of the Board of Directors or any committee thereof may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

                            Committees of Directors

   Section 12. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more directors of the corporation, which, to the extent permitted by applicable law and provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. At any meeting of a committee, a majority of the committee members shall constitute a quorum for the transaction of business and the act of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee, except as may be otherwise specifically provided by statute or by the corporation's charter. If a quorum shall not be present at any meeting of a committee, the committee members present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

   Section 13. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                           Compensation of Directors

   Section 14. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or any committee thereof and may be paid a fixed sum for attendance at each meeting of the Board of Directors or any committee thereof or receive stated compensation as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

   Section 15. The Board of Directors may appoint such retired members of the Board of Directors to the nonvoting position of director emeritus and/or honorary chairman as it shall deem appropriate who shall thereafter hold their offices or agencies, as the case may be, for such term and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

   Section 16. Directors emeritus and honorary chairmen may be paid their expenses of attendance at such meetings of the Board of Directors or any committee thereof as they attend and such allowances or expenses as may be incurred while performing duties or responsibilities as directed by the Board of Directors.

                                  ARTICLE IV

                                    Notices

   Section 1. Notices to stockholders shall be in writing and delivered as provided in Article II of these by-laws. Notices to directors shall be in writing and delivered personally or by mail, facsimile, courier or telegram. Notice by mail shall be deemed to be given when deposited in the U.S. mail addressed to the person at his post office address as it appears on the records of the corporation, with postage thereon prepaid.

   Section 2. Whenever any notice is required to be given under the provisions of any statute or of the corporation's charter or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to such notice either before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends solely for the express purpose of objecting to the transaction of any business at the meeting on the ground that meeting is not lawfully called or convened.

                                   ARTICLE V

                                   Officers

   Section 1. The officers of the corporation shall be elected by the Board of Directors and shall be a chairman of the board, a president, one or more vice presidents, a secretary, a treasurer, a controller and, if deemed advisable by the Board of Directors, a secretary-legal counsel. Two or more offices except president and vice president may be held by the same person except that where the offices of president and secretary are held by the same person, such person shall not hold any other office.

   Section 2. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect a chairman of the board, a president, one or more vice presidents, a secretary, a treasurer, a controller and, if it deems advisable, an assistant secretary/law.

   Section 3. The Board of Directors may appoint such other officers, including, without limitation, one or more assistant secretaries, assistant secretaries-law, assistant treasurers, assistant controllers and such agents as it shall deem necessary who shall hold their offices or agencies, as the case may be, for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

   Section 4. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.

   Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify or until their death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors then in office. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

                           The Chairman of the Board

   Section 6. The chairman of the board shall preside at all meetings of the Board of Directors and shall have such other duties and powers as may be assigned to him by the Board of Directors from time to time.

                                 The President

   Section 7. The president shall be the chief executive officer of the corporation and shall exercise general supervision over the business and fiscal affairs and policy of the corporation, and shall have such other duties and powers as may be assigned to him by the Board of Directors from time to time. He shall preside at all meetings of the stockholders and, in the absence, death or other inability to act of the chairman of the board, he shall have and exercise the powers and duties of the chairman of the board

                              The Vice-Presidents

   Section 8. The vice-president, or if there is more than one, the vice-presidents, in the order determined by the Board of Directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                    The Secretary and Assistant Secretaries

   Section 9. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the committees thereof when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the chairman of the board or the president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

   Section 10. The assistant secretary, or if there is more than one, the assistant secretaries, in the order determined by the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

   Section 11. The assistant secretary-law shall, in addition to the duties of assistant secretary described above, give legal advice and assistance as called upon to do so by any officer of the corporation and shall generally oversee and supervise the legal affairs of the corporation as the Board of Directors may from time to time prescribe.

                    The Treasurer and Assistant Treasurers

   Section 12. The treasurer shall have the custody of the corporate funds and securities and shall deposit all monies and other valuable effects in the name and to the credit of the corporation, in such depositories as may be designated by the Board of Directors; he shall review the disbursement of funds of the corporation in the manner specified by the Board of Directors, making certain that there are proper vouchers supporting such disbursements, and shall render to the chairman of the board, the president and the Board of Directors, whenever required, an accurate account of all his transactions as treasurer; he shall give the corporation a bond, if required by the Board of Directors, in a sum and with one or more sureties satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to this corporation in case of his death, resignation, retirement or removal from office, of all papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

   Section 13. In the absence or disability of the treasurer, the duties and powers of the treasurer shall be performed and exercised by such assistant treasurer elected or appointed by the Board of Directors as shall be determined by the Board of Directors.

                   The Controller and Assistant Controllers

   Section 14. The controller shall have the custody of the books and accounting records belonging to the corporation; he shall disburse the funds of the corporation in the manner specified by the Board of Directors, preparing proper vouchers for such disbursements and shall render to the chairman of the board, the president and to the Board of Directors, whenever required, an accurate account of all his transactions as controller and a statement of the financial condition of the corporation; he shall give the corporation a bond, if required by the Board of Directors, in a sum and with one or more sureties satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the corporation, in the case of his death, resignation, retirement or removal from office, of all books, papers, vouchers and other property of whatever kind in his possession or under his control belonging to the corporation.

   Section 15. In the absence or disability of the controller, the duties and powers of the controller shall be performed and exercised by such assistant controller elected or appointed by the Board of Directors as shall be determined by the Board of Directors.

                                  ARTICLE VI

                             Certificates of Stock

   Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman of the board or the president or a vice-president and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares of each class of stock owned by him in the corporation.

   Section 2. If a certificate is countersigned (a) by a transfer agent other than the corporation or its employee or (b) by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

                               Lost Certificates

   Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                              Transfers of Stock

   Section 4. Upon surrender to the corporation or any transfer agent of the corporation of a certificate for stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

   Section 5. Notwithstanding the foregoing, transfers of shares of stock shall be subject in all respects to the corporation's charter.

                    Closing of Transfer Books; Record Dates

   Section 6. The Board of Directors may close the stock transfer books of the corporation for a period not more than 20 days, and not less than 10 days, preceding the date of any meeting of stockholders or for a period not more than 20 days preceding the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of stock shall go into effect or in connection with obtaining the consent of stockholders for any purpose.

   Section 7. In lieu of closing the stock transfer books as described above, the Board of Directors may fix in advance a date, not more than 90 days, and not less than 10 days, preceding the date of any meeting of stockholders, and not more than 90 days preceding the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of stock shall go into effect or in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, such meeting and any adjournments thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as described above.

   Section 8. If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors declaring the dividend or allotment of rights is adopted.

   Section 9. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (a) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (b) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which cases a new record date shall be determined as set forth herein.

                            Registered Stockholders

   Section 10. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any share of stock to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

                                  ARTICLE VII

                              General Provisions

                                   Dividends

   Section 1. Dividends and other distributions upon the stock of the corporation, subject to any provisions of any statute and the corporation's charter, may be authorized and declared by the Board of Directors at any regular or special meeting. Dividends and other distributions may be paid in cash, in property, or in shares of stock of the corporation, subject to the provisions of any statute and the corporation's charter.

                             Corporate Obligations

   Section 2. All contracts, deeds, mortgages, leases or instruments shall be signed by the chairman of the board or by the president (or, in their absence or inability to act, by such officers as may be designated by the Board of Directors) and by the secretary or an assistant secretary; provided, however, that the Board of Directors may authorize any other officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of, and on behalf of, the corporation, and such authority may be general or confined to specific instances.

   Section 3. All checks, drafts or other orders for the payment of money, bonds, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or agent or agents of the corporation, and in such manner, as shall from time to time be determined by resolution of the Board of Directors.

                                  Fiscal Year

   Section 4. The fiscal year of the corporation shall begin on the first day of January in each year.

                                     Seal

   Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Incorporated Maryland." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Whenever the corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the corporation.

                                 ARTICLE VIII

                                Indemnification

   Section 1. Any person who is a present or former director, officer or employee of the corporation and who is made a party to any proceeding (which term shall include any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative) by reason of such person's service in such capacity or as a director, officer, partner, trustee or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which he served as such at the request of the corporation shall (to the fullest extent permitted by Maryland law in effect from time to time) be indemnified by the corporation against all judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with such proceeding, unless it shall be established that (a) the act or omission of such person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty or (b) such person actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The corporation may, with the approval of the Board of Directors, provide such indemnification to a person who served a predecessor of the corporation in any of the capacities described above and to any agent of the corporation or a predecessor of the corporation.

   Section 2. Except as provided in Section 1 above, the termination of any proceeding by judgment, order or settlement shall not create a presumption that a director, officer or employee did not meet the applicable standard of conduct. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent shall create a rebuttable presumption that a director, officer or employee did not meet the applicable standard of conduct.

   Section 3. Except where a person has been successful, on the merits or otherwise, in the defense of any proceeding described above, any indemnification hereunder shall be made only after: (a) the Board of Directors (acting by a majority vote of a quorum consisting of directors not, at the time, parties to such proceeding or, if such a quorum cannot be obtained, then by a majority vote of a duly designated committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding) determines that such person has met the applicable standard of conduct; (b) special legal counsel (selected by the Board of Directors or a committee of the board by vote as set forth in clause (a) or as otherwise permitted by Maryland law) determines that such person has met such standard of conduct; or
(c) the stockholders determine that such person has met such standard of conduct.

   Section 4. Reasonable expenses incurred by a person who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of: (a) a written affirmation by the person of the person's good faith belief that the standard of conduct has been met; and (b) a written undertaking by or on behalf of the person to repay the amount if it is ultimately determined that the standard of conduct has not been met.

   Section 5. The indemnification and advancement of expenses provided or authorized hereunder shall not be deemed exclusive of any other rights to which any person may be entitled under the corporation's charter, these by-laws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. Indemnification provided hereunder shall, in the case of death of a director, officer or employee, inure to the benefit of his heirs, executors or other lawful representatives.

   Section 6. Neither the amendment nor the repeal of this Article, nor the adoption or amendment of any other provisions of these by-laws or of the corporation's charter inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                  ARTICLE IX

                                  Amendments

   Section 1. The Board of Directors shall have the exclusive power to make, alter or repeal these by-laws. These by-laws may be altered or repealed at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of such alteration or repeal is contained in the notice of such special meeting.

P R O X Y
          This Proxy is Solicited on Behalf of the Board of Directors
                               A.M. CASTLE & CO.
                Annual Meeting of Stockholders on April 26, 2001
  The undersigned hereby constitutes and appoints Michael Simpson and John P. Keller, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of A.M. Castle & Co. to be held at the office of A.M. Castle & Co., 3400 North Wolf Road, Franklin Park, Illinois on Thursday, April 26, 2001, and at any adjournments thereof, and to cast at such meeting the votes that the undersigned would be entitled to cast if present at such meeting, in accordance with the following instructions. IF NO INSTRUCTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS ON THE REVERSE SIDE AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS THAT ARE PROPERLY PRESENTED AT THE MEETING.
  The following persons are the nominees for the election of directors:
  Daniel T. Carroll, Edward F. Culliton, Robert W. Grubbs, William K. Hall, Robert S. Hamada, Patrick J. Herbert, III, John P. Keller, John W. McCarter, Jr., John McCartney, G. Thomas McKane, John W. Puth, and Michael Simpson.
  You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy holders cannot vote your shares unless you sign and return this card.
                                SEE REVERSE SIDE




                                                 ----
Please mark your votes as in this example.
 X

This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all items below.
                                      FOR
                                      all
                                    nominees
                                    WITHHOLD
                                 vote from all
                                    nominees
                                      FOR
                                    AGAINST
                                    ABSTAIN
1. Election of directors (See reverse side).
2. Approval of 2000 Restricted Stock and Stock Option Plan.
3. Approval of reincorporation merger from Delaware to Maryland.
FOR, except vote withheld from the following nominee(s):
--------------------------------------------------------------------------------
4. Ratification of appointment of Arthur Andersen LLP as independent accountants for the year 2001.
Change of Address
SIGNATURE(S): ________________DATE: _,     _______________________ DATE: _,
                              2001                                 2001
Please sign exactly as name appears hereon. If shares are held jointly, each joint tenant should sign. If signing as attorney, executor, administrator, trustee or guardian or as officer of a corporation or other entity, please give full title.